EXHIBIT 99.1

Lincoln Statistical Report

First Quarter

2004

Lincoln Financial Group

This document is dated May 5, 2004. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Lincoln Financial Group

Statistical Report

First Quarter

2004

Table of Contents

LFG Analyst Coverage

Notes

Financial Highlights	1 - 4

Eleven-Year Summary	5
Quarterly Summary	6

Reconciliation of Business Segments to Consolidated Income Statement	7 - 8
Statement of Consolidated Income	9 - 10
Reconciliation of Business Segments to Consolidated Balance Sheets	11 - 12
Five-Year Comparative Balance Sheet	13
Quarterly Balance Sheet	14

Lincoln Retirement
Income Statement & Operational Data	15 - 16
Account Value Roll Forward	17 - 18

Life Insurance
Income Statement	19 - 20
Operational Data	21
Account Value Roll Forward	22 - 23

Investment Management
Income Statement	24 - 25
Assets Under Management Roll Forward	26 - 27

Lincoln UK
Income Statement	28 - 29
Operational Data	30

Other Operations	31

Consolidated
Domestic Retail Deposits / Account Balances	32
Total Domestic Net Flows	32
Assets Managed	33
Investment Data	34
Common Stock / Debt Information	35

3/31/2004	ii

NOTES

Definitions and Presentation

•	Income from Operations represents net income excluding the after-tax effects of the items below, as applicable. Income from Operations is an internal measure used by LNC in the management of its operations. Management believes that this performance measure explains the results of operations of the LNC’s ongoing operations in a manner that allows for a better understanding of the underlying trends in LNC’s current business.

•	Realized gains or losses on investments and derivatives,

•	Restructuring charges,

•	Gains (losses) related to reinsurance embedded derivatives/trading account assets,

•	The cumulative effect of accounting changes,

•	Reserve changes on business sold through reinsurance net of related deferred gain amortization,

•	Gains (losses) on the sale of subsidiaries and blocks of business,

•	Certain other items

•	Operating revenue represents revenue excluding the following, as applicable:

•	Realized gains or losses on investments and derivatives,

•	Gains (losses) related to reinsurance embedded derivatives/trading account assets,

•	Gains (losses) on the sale of subsidiaries and blocks of business,

•	Deferred gain amortization related to reserve changes on business sold through reinsurance,

•	Certain other items

•	Return on capital measures the effectiveness of LNC’s use of its total capital, which includes equity (excluding accumulated other comprehensive income), debt and junior subordinated debentures issued to affiliated trusts. Return on capital is calculated by dividing income from operations (after adding back interest expense) by average capital. The difference between return on capital and return on shareholders’ equity represents the effect of leveraging on LNC’s consolidated results.

•	Accumulated other comprehensive income (“AOCI”) represents unrealized gains (losses) on investments, net gain on derivative instruments, foreign currency translation adjustments and minimum pension liability adjustments, net of tax.

•	Certain operating and statistical measures are included in this report to provide supplemental data that indicate trends in LNC’s current business. These measures include deposits, net flows, first year premium, inforce, spread, and assets under management.

•	Certain reclassifications have been made to the prior periods presented to conform to the March 31, 2004 presentation.

Accounting Changes

•	Effective January 1, 2004 LNC Implemented the Statement of Position 03-1, “Accounting and reporting by Insurance Enterprises for certain nontraditional long-duration contracts and for Separate Accounts (“the SOP”). Among other things, the SOP establishes standards for computing reserves for products with guaranteed benefits such as GMDB and for certain riders for Universal Life contracts. The effects of implementing the SOP, including any related effects on DAC from changes in estimated gross profits resulting from implementing the provisions of the SOP are to be recorded as a cumulative effect adjustment. In the first quarter of 2004, LNC recorded a cumulative effect adjustment of $24.5 million ($21.8 million in Lincoln Retirement and $2.7 million in Life Insurance segments) upon implementation of the SOP.

3/31/2004	PAGE 1

Financial Highlights

Unaudited [Millions of Dollars, except Common Share Data]

	For the Quarter Ended March 31
	2004 Amount	2003 Amount	Change	% Change
Net Income	130.5	41.6	88.9	213.8%
Less:
Realized gains (losses) on investments	(7.9)	(58.2)	50.4
Gains (losses) on derivatives	(2.5)	(1.2)	(1.3)
Net gain (loss) on reinsurance derivative/trading account securities	(2.7)	—	(2.7)
Reserve development/ amortization of related deferred gain	0.2	(0.1)	0.3
Restructuring charges	(7.5)	(3.6)	(3.9)
Cumulative effect of accounting change	(24.5)	—	(24.5)

Income from Operations	175.3	104.8	70.6	67.4%

Net Income - By Segment
Lincoln Retirement	71.8	6.9	64.9	942.8%
Life Insurance	67.5	48.5	19.0	39.2%
Investment Management	10.0	1.0	9.0	857.4%
Lincoln UK	5.9	6.8	(0.9)	(13.2)%
Corporate & Other	(24.8)	(21.7)	(3.2)

Total	130.5	41.6	88.9	213.8%

Income from Operations - By Segment
Lincoln Retirement	102.2	57.4	44.8	78.0%
Life Insurance	74.8	60.7	14.1	23.2%
Investment Management	12.5	1.3	11.2	845.5%
Lincoln UK	6.2	6.8	(0.6)	(8.8)%
Corporate & Other	(20.3)	(21.5)	1.2

Total	175.3	104.8	70.6	67.4%

Earnings per share (diluted)
Net Income	$0.72	$0.23	$0.49	210.1%
Less:
Realized gains (losses) on investments	$(0.04)	$(0.32)	$0.28
Gains (losses) on derivatives	$(0.01)	$(0.01)
Net Gain (loss) on reinsurance derivative/trading account securities	$(0.02)		$(0.02)
Reserve development/ amortization of related deferred gain
Restructuring charges	$(0.04)	$(0.02)	$(0.02)
Cumulative effect of accounting change	$(0.14)		$(0.14)

Income from Operations	$0.97	$0.59	$0.22	37.5%

Operational Data by Segment (Billions, except where noted):
Lincoln Retirement
Gross Deposits	2.223	1.424	0.799	56.1%
Net Flows	0.712	0.095	0.616	646.6%
Account Values (Gross)	58.900	47.086	11.814	25.1%
Account Values (Net of Reinsurance)	56.549	45.011	11.539	25.6%
Life Insurance Segment
First Year Premium- Retail (in millions)	195.566	170.704	24.862	14.6%
First Year Premium- COLI (in millions)	14.226	10.571	3.655	34.6%
First Year Premium- Total (in millions)	209.792	181.275	28.517	15.7%
In-force	287.007	259.666	27.341	10.5%
Account Values	13.606	12.233	1.372	11.2%
Investment Management Segment
Retail Deposits	2.451	1.141	1.310	114.8%
Retail Net Flows	0.969	0.014	0.955	6762.1%
Institutional In-flows	2.623	1.086	1.537	141.5%
Institutional Net Flows	1.661	0.330	1.331	403.9%
Total Net Flows	2.629	0.344	2.286	665.2%
Assets Under Management- Retail and Inst’l	67.075	45.718	21.357	46.7%
Assets Under Management- Insurance Assets	44.006	42.130	1.876	4.5%
Assets Under Management- Total Segment	111.081	87.848	23.233	26.4%
Consolidated
Domestic Retail Deposits	4.905	2.880	2.025	70.3%
Domestic Retail Account Balances	94.133	74.546	19.586	26.3%
Domestic Retail Net Flows	1.832	0.568	1.264	222.7%
Domestic Deposits	7.509	3.913	3.596	91.9%
Domestic Net Flows	3.530	0.868	2.663	306.9%
Assets Under Management	149.292	114.920	34.372	29.9%

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2004	PAGE 2

Financial Highlights

Unaudited [Millions of Dollars, except Common Share Data]

	For the Quarter Ended March 31
	2004 Amount	2003 Amount	Change	% Change
Revenue	1,259.0	1,099.3	159.7	14.5%
Less:
Realized gains (losses) on investments	(12.0)	(89.6)	77.5	86.6%
Gains (losses) on derivatives	(3.8)	(1.9)	(2.0)
Gain (loss) on reinsurance derivative/trading account securities	(4.2)	—	(4.2)
Amortization of deferred gain-reserve development	0.3	(0.2)	0.5

Operating Revenue	1,278.8	1,191.0	87.8	7.4%

Revenue - By Segment
Lincoln Retirement	516.5	397.8	118.7	29.8%
Life Insurance	479.2	457.5	21.6	4.7%
Investment Management	132.9	102.1	30.8	30.2%
Lincoln UK	75.8	68.9	6.9	10.0%
Corporate & Other	54.7	73.0	(18.3)	(25.1)%

Total	1,259.0	1,099.3	159.7	14.5%

Operating Revenue- By Segment
Lincoln Retirement	528.0	475.5	52.5	11.0%
Life Insurance	483.4	470.7	12.7	2.7%
Investment Management	135.2	102.5	32.7	31.9%
Lincoln UK	76.1	68.9	7.2	10.5%
Corporate & Other	56.1	73.3	(17.2)	(23.4)%

Total	1,278.8	1,191.0	87.8	7.4%

Balance Sheet Assets - End of Period	109,869.9	92,497.6	17,372.3	18.8%

Shareholders’ Equity
Beg of Period (including AOCI)	5,811.6	5,347.5	464.1
End of Period (including AOCI)	6,143.5	5,450.0	693.5
End of Period (excluding AOCI)	5,004.2	4,610.5	393.7
Average Equity (excluding AOCI)	5,016.8	4,682.0	334.8

Return on Equity
Net Income/Average Equity (excluding AOCI)	10.4%	3.6%	6.8%
Inc from Operations/Average Equity (excluding AOCI)	14.0%	8.9%	5.0%

Return on Capital
Inc from Operations/Average Capital	11.5%	7.6%	3.9%

Common Stock Outstanding
Average for the Period - Diluted	181.2	178.3	2.9	1.6%
End of Period - Assuming Conv of Pref.	178.8	177.7	1.0	0.6%
End of Period - Diluted	181.4	178.4	3.1	1.7%

Book Value (including AOCI)	$34.36	$30.66	$3.70	12.1%
Book Value (excluding AOCI)	$27.99	$25.94	$2.05	7.9%

Cash Returned to Shareholders
Share Repurchase - dollar amount	64.8	0.0	64.8
Dividends Declared to Shareholders	62.5	59.3	3.1

Total Cash Returned to Shareholders	127.2	59.3	67.9

Share Repurchase - number of shares	1.369	—	1.369
Dividend Declared on Common Stock - per share	$0.350	$0.335	$0.015	4.5%

	For the Quarter Ended March 31
	2004 Amount	2003 Amount
Comprehensive Income
Net Income	130.5	41.6
Foreign Currency Translation	19.9	(11.0)
Net Unrealized Gains (Losses) on Securities	244.9	118.7
Gains (Losses) on Derivatives	6.9	(3.4)
Minimum Pension Liability Adjustment	(1.5)	0.6

Comprehensive Income	400.7	146.5

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2004	PAGE 3

Financial Highlights

Unaudited [Millions of Dollars]

	For the Quarter Ended March 31
	2004 Amount	2003 Amount	Change	% Change
Consolidated Condensed Statements of Income
Revenue:
Insurance Premiums and Fees	459.2	403.2	56.1	13.9%
Investment Advisory Fees	62.7	44.2	18.5	42.0%
Net Investment Income	677.5	654.6	22.9	3.5%
Realized Gains (Losses) on Investments	(12.0)	(89.6)	77.5
Gains (Losses) on Derivatives	(3.8)	(1.9)	(2.0)
Gain on Reinsurance Derivative/Trading Account Securities	(4.2)	—	(4.2)
Amortization of Deferred Gain on Indemnity Reinsurance	17.9	18.4	(0.5)	(2.6)%
Other	61.8	70.4	—

Total Revenue	1,259.0	1,099.3	159.7	14.5%

Benefits and Expenses:
Benefits	583.3	609.7	(26.4)	(4.3)%
Underwriting, Acquisition, Insurance and Other Expenses	467.1	454.1	9.2	2.0%

Total Benefits and Expenses	1,050.4	1,063.9	(13.5)	(1.3)%

Income before Federal Taxes	208.6	35.4	173.2
Federal Income Taxes	53.7	(6.1)	59.8
Income before Accounting Changes	155.0	41.6	113.4
Cumulative Effect of Accounting Changes	(24.5)	—	(24.5)

Net Income	130.5	41.6	88.9	213.7%

Income before Tax and Cumulative Effect of Accounting Changes By Segment
Lincoln Retirement	120.3	(13.3)	133.6
Life Insurance	103.4	68.7	34.6
Investment Management	14.4	1.9	12.5
Lincoln UK	9.2	10.6	(1.4)
Corporate and Other	(38.6)	(32.5)	(6.1)

Income before Tax and Cumulative Effect of Accounting Changes	208.6	35.4	173.2
Pre-Tax Realized Gains (Losses) by Segment*
Lincoln Retirement	(9.4)	(77.8)	68.4
Life Insurance	(3.9)	(13.2)	9.2
Investment Management	(2.3)	(0.4)	(1.9)
Lincoln UK	(0.4)	(0.0)	(0.3)
Corporate and Other	0.1	(0.0)	0.2

Pre-Tax Realized Gains (Losses) on Investments and Derivatives	(15.9)	(91.4)	75.6

After-Tax Realized Gains (Losses) by Segment*
Lincoln Retirement	(6.1)	(50.5)	44.4
Life Insurance	(2.6)	(8.6)	6.0
Investment Management	(1.5)	(0.3)	(1.2)
Lincoln UK	(0.3)	(0.0)	(0.2)
Corporate and Other	0.1	(0.0)	0.1

After-Tax Realized Gains (Losses) on Investments and Derivatives	(10.3)	(59.4)	49.1

*	Includes both realized gains (losses) on investments and gains (losses) on derivatives.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2004	PAGE 4

Financial Highlights

Unaudited [Millions of Dollars]

	As of
	March 2004 Amount	December 2003 Amount	Change	% Change
Consolidated Condensed Balance Sheets
Assets:
Investments:
Available for Sale Securities:
Fixed Maturities	33,666.6	32,769.5	897.1	2.7%
Equities	197.5	199.1	(1.5)	(0.8)%
Trading Securities	3,191.3	3,120.1	71.2	2.3%
Mortgage Loans on Real Estate	3,988.5	4,195.0	(206.6)	(4.9)%
Real Estate	104.8	112.9	(8.1)	(7.2)%
Policy Loans	1,876.7	1,924.4	(47.7)	(2.5)%
Other Long-Term Investments	476.3	456.7	19.6	4.3%

Total Investments	43,501.7	42,777.6	724.0	1.7%
Assets Held in Separate Accounts	48,557.9	46,565.2	1,992.8	4.3%
Other Assets	17,810.3	17,402.1	408.2	2.3%

Total Assets	109,869.9	106,744.9	3,125.0	2.9%

Liabilities and Shareholders’ Equity
Liabilities:
Insurance and Investment Contract Liabilities	47,572.3	47,318.1	254.3	0.5%
Liabilities Related to Separate Accounts	48,557.9	46,565.2	1,992.8	4.3%
Other Liabilities	7,596.1	7,050.0	546.1	7.7%

Total Liabilities	103,726.4	100,933.2	2,793.1	2.8%
Shareholders’ Equity:
Net Unrealized Gains on Securities and Derivatives	1,067.0	815.1	251.8	30.9%
Minimum Pension Liability Adjustment	(56.6)	(55.1)	(1.5)	(2.7)%
Foreign Currency Translation Adjustment	128.9	109.0	19.9	18.3%
Other Shareholders’ Equity	5,004.2	4,942.6	61.7	1.2%

Total Shareholders’ Equity	6,143.5	5,811.6	331.9	5.7%

Total Liabilities and Shareholders’ Equity	109,869.9	106,744.9	3,125.0	2.9%

	As of
	March 2004 Amount	December 2003 Amount	Change	% Change
Roll Forward of Deferred Acquisition Costs
Balance at beginning-of-year	3,147.1	2,939.7	207.4	7.1%
Deferral	198.7	658.7	(460.0)	(69.8)%
Amortization	(108.8)	(337.2)	228.3	67.7%

Included in Total Benefits and Expenses	89.9	321.6	(231.7)	(72.0)%
Adjustment related to realized (gains) losses on available-for-sale securities	(17.6)	(50.2)	32.5	64.8%
Adjustment related to unrealized (gains) losses on available-for-sale securities	(201.0)	(126.1)	(74.9)	(59.4)%
Foreign currency translation adjustment	19.9	62.0	(42.1)	(67.9)%
Cumulative effect of accounting change	(39.3)	—	(39.3)

Balance at end-of-period	2,999.0	3,147.1	(148.1)	(4.7)%

Roll Forward of Present Value of In-Force
Balance at beginning-of-year	1,196.5	1,250.1	(53.6)	(4.3)%
Amortization	(24.8)	(80.2)	55.4	69.1%
Foreign currency translation adjustment	8.9	26.6	(17.7)	(66.7)%
Cumulative effect of accounting change	(0.6)

Balance at end-of-period	1,180.0	1,196.5	(16.5)	(1.4)%

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2004	PAGE 5

Eleven-Year Summary

Unaudited [Millions of Dollars, except Common Share Data]

For the Year Ended December 31	2003	2002	2001	2000	1999	1998	1997	1996	1995	1994	1993	Ten-year compound annual growth
Revenue
Lincoln Retirement	2,054.7	1,787.7	1,968.3	2,133.7	2,115.8	2,068.1	2,023.0	1,805.0	1,877.1	1,506.2	1,603.8	2.5%
Life Insurance	1,905.5	1,785.0	1,840.6	1,819.0	1,760.4	1,378.5	544.8	549.2	514.9	466.2	477.5	14.8%
Investment Management	474.4	413.1	451.2	513.7	514.9	509.6	459.1	410.5	290.5
Lincoln UK	273.5	277.2	290.7	433.8	446.6	439.7	427.3	393.2	351.5	216.0	174.9	4.6%
Corporate & Other	575.8	372.4	1,827.3	1,946.9	1,966.0	1,691.1	1,444.3	1,575.6	1,552.5	1,744.1	2,680.9

Total Revenue	5,283.9	4,635.5	6,378.0	6,847.1	6,803.7	6,087.1	4,898.5	4,733.6	4,586.5	3,932.5	4,937.1	0.7%

Net Income
Lincoln Retirement	300.5	53.7	265.1	354.7	291.5	273.8	263.3	204.3	248.8	142.4	127.1	9.0%
Life Insurance	252.1	206.1	229.3	246.0	211.5	127.5	39.1	51.8	40.6	34.2	37.8	20.9%
Investment Management	30.2	(1.4)	(9.0)	17.9	51.6	44.4	25.1	25.0	27.4
Lincoln UK	42.9	37.7	66.8	(15.1)	(18.2)	71.7	(106.8)	66.0	45.7	18.5	12.6
Corporate & Other	(113.7)	(247.3)	(6.6)	(18.2)	(76.1)	(7.6)	(198.4)	9.3	(61.0)	(29.6)	(101.1)

Total Net Inc from Cont Oper	511.9	48.8	545.7	585.3	460.4	509.8	22.2	356.4	301.4	165.5	76.4	21.0%
Discontinued Operations	—	—	—	—	—	—	911.8	157.2	180.8	184.4	242.5

Total Net Income	511.9	48.8	545.7	585.3	460.4	509.8	934.0	513.6	482.2	349.9	318.9	4.8%

Income from Operations
Lincoln Retirement	331.9	183.4	316.2	358.1	299.4	262.4	223.0	174.6	175.2	142.4	127.1	10.1%
Life Insurance	264.5	269.0	275.3	256.7	212.0	149.2	39.9	41.2	35.4	34.2	37.8	21.5%
Investment Management	34.5	1.8	(6.1)	25.0	61.0	43.9	18.1	18.6	20.6
Lincoln UK	43.6	34.6	58.1	59.2	(13.9)	70.9	(108.3)	66.0	45.9	17.2	11.9	13.9%
Corporate & Other	(81.8)	(57.2)	1.0	(16.0)	(83.1)	4.0	(223.3)	(1.7)	(136.2)	24.8	20.8

Total Income from Cont Oper	592.8	431.6	644.4	683.0	475.5	530.4	(50.6)	298.8	140.8	218.6	197.6	11.6%
Discontinued Operations	—	—	—	—	—	—	110.1	135.3	165.6	171.1	145.9

Income from Operations	592.8	431.6	644.4	683.0	475.5	530.4	59.4	434.1	306.5	389.7	343.5	5.6%

OTHER DATA

Assets	106,744.9	93,184.6	98,041.6	99,870.6	103,095.7	93,836.3	77,174.7	71,713.4	63,257.7	48,864.8	47,825.1	8.4%

Shareholders’ Equity
Including AOCI	5,811.6	5,347.5	5,303.8	4,980.6	4,263.9	5,387.9	4,982.9	4,470.0	4,378.1	3,042.1	4,072.3	3.6%
Excluding AOCI	4,942.6	4,612.9	5,130.6	4,946.6	4,699.5	4,785.5	4,500.7	3,990.6	3,669.2	3,353.1	3,157.6	4.6%
Average Equity (excluding AOCI)	4,756.7	4,983.3	5,057.1	4,831.4	4,786.2	4,636.3	4,172.7	3,851.7	3,400.3	3,288.6	3,009.0	4.7%

Common Shares Outstanding (millions)
End of - Period - Diluted	180.7	178.5	189.3	193.2	197.0	203.4	204.7	209.5	210.3	208.3	208.3
Average for the Period - Diluted	179.4	184.6	191.5	193.0	200.4	203.3	208.0	208.0	210.7	208.7	206.1

Per Share Data (Diluted)
Net Income from Continuing Operations	$2.85	$0.26	$2.85	$3.03	$2.30	$2.51	$0.11	$1.71	$1.43	$0.79	$0.37	22.6%
Net Income	$2.85	$0.26	$2.85	$3.03	$2.30	$2.51	$4.49	$2.47	$2.29	$1.68	$1.55	6.3%
Income (Loss) from Continuing Operations	$3.30	$2.34	$3.37	$3.54	$2.37	$2.61	($0.24)	$1.44	$0.67	$1.05	$0.96	13.2%
Income from Operations	$3.30	$2.34	$3.37	$3.54	$2.37	$2.61	$0.29	$2.09	$1.45	$1.87	$1.67	7.1%

Shareholders’ Equity Per Share
Shareholders’ Equity (Including AOCI)	$32.56	$30.10	$28.32	$26.05	$21.76	$26.59	$24.63	$21.50	$20.95	$14.67	$19.69	5.2%
Shareholders’ Equity (Excluding accum AOCI)	$27.69	$25.97	$27.39	$25.88	$23.98	$23.62	$22.25	$19.19	$17.55	$16.17	$15.27	6.1%
Dividends Declared (Common Stock)	$1.36	$1.30	$1.24	$1.18	$1.12	$1.06	$1.00	$0.94	$0.875	$0.830	$0.775	5.7%

Return on Equity
Net Income/Average Equity	10.8%	1.0%	10.8%	12.1%	9.6%	11.0%	22.4%	13.3%	15.5%	10.6%	10.6%
Inc from Operations/Average Equity	12.5%	8.7%	12.7%	14.1%	9.9%	11.4%	1.4%	11.3%	9.8%	11.8%	11.4%

Market Value of Common Stock
High for the Year	$41.32	$53.65	$52.75	$56.38	$57.50	$49.44	$39.06	$28.50	$26.88	$22.19	$24.13
Low for the Year	$24.73	$25.15	$38.00	$22.63	$36.00	$33.50	$24.50	$20.38	$17.31	$17.31	$17.34
Close for the Year	$40.37	$31.58	$48.57	$47.31	$40.00	$40.91	$39.06	$26.25	$26.88	$17.50	$21.75	6.4%

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2004	PAGE 6

Quarterly Summary

Unaudited [Millions of Dollars, except Common Share Data]

For the Quarter Ended	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004
Revenue
Lincoln Retirement	453.0	442.6	440.7	451.4	397.8	486.4	536.3	634.2	516.5
Life Insurance	423.9	439.8	441.6	479.6	457.5	474.0	468.9	505.0	479.2
Investment Management	107.3	106.1	97.5	102.2	102.1	116.4	121.7	134.3	132.9
Lincoln UK	53.2	80.5	91.8	51.8	68.9	60.2	67.3	77.1	75.8
Corporate & Other	88.5	88.5	91.8	103.6	73.0	76.1	74.8	351.9	54.7

Total Revenue	1,126.0	1,157.5	1,163.4	1,188.6	1,099.3	1,213.2	1,268.8	1,702.6	1,259.0

Net Income
Lincoln Retirement	46.6	9.2	(7.0)	5.0	6.9	81.7	102.0	109.9	71.8
Life Insurance	43.5	56.7	46.4	59.5	48.5	65.6	55.8	82.2	67.5
Investment Management	2.1	(0.8)	(3.9)	1.1	1.0	4.6	6.3	18.2	10.0
Lincoln UK	10.3	9.3	0.2	17.9	6.8	12.4	11.5	12.2	5.9
Corporate & Other	(16.8)	(25.8)	(172.1)	(32.6)	(21.7)	(21.6)	(42.4)	(28.1)	(24.8)

Total Net Income	85.6	48.5	(136.4)	51.0	41.6	142.7	133.3	194.3	130.5

Income from Operations
Lincoln Retirement	79.4	46.8	21.8	35.4	57.4	86.1	94.3	94.1	102.2
Life Insurance	70.4	72.8	62.7	63.1	60.7	71.8	58.7	73.4	74.8
Investment Management	3.1	(0.3)	(3.0)	2.1	1.3	4.5	9.7	19.0	12.5
Lincoln UK	13.8	6.1	(0.6)	15.3	6.8	12.4	11.3	13.0	6.2
Corporate & Other	(13.6)	(8.9)	(18.8)	(15.9)	(21.5)	(21.5)	(18.0)	(20.8)	(20.3)

Income from Operations	153.1	116.4	62.1	100.0	104.8	153.3	156.0	178.7	175.3

OTHER DATA

Assets	97,888.5	95,114.2	90,483.9	93,184.6	92,497.6	99,532.8	100,825.5	106,744.9	109,869.9
Shareholders’ Equity
Beg of Period (including AOCI)	5,303.8	5,173.2	5,352.8	5,436.8	5,347.5	5,450.0	5,815.9	5,586.4	5,811.6
End of Period (including AOCI)	5,173.2	5,352.8	5,436.8	5,347.5	5,450.0	5,815.9	5,586.4	5,811.6	6,143.5
End of Period (excluding AOCI)	5,174.7	5,020.3	4,591.8	4,612.9	4,610.5	4,699.8	4,790.6	4,942.6	5,004.2
Average Equity (excluding AOCI)	5,179.8	5,165.8	4,944.0	4,643.6	4,682.0	4,672.0	4,784.5	4,888.2	5,016.8

Common Shares Outstanding
Average for the Period - Diluted	190.0	188.5	183.2	178.4	178.3	179.2	179.9	180.4	181.2
End of Period - Diluted	190.2	186.1	178.2	178.5	178.4	179.5	179.9	180.7	181.4

Per Share Data (Diluted)
Net Income	$0.45	$0.26	($0.74)	$0.29	$0.23	$0.80	$0.74	$1.08	$0.72
Income from Operations	$0.81	$0.62	$0.34	$0.56	$0.59	$0.86	$0.87	$0.99	$0.97

Shareholders’ Equity Per Share
Shareholders’ Equity (including AOCI)	27.53	29.01	30.64	30.10	30.66	32.68	31.34	32.56	34.36
Shareholders’ Equity (excluding AOCI)	27.54	27.21	25.87	25.97	25.94	26.41	26.87	27.69	27.99
Dividends Declared (Common Stock)	0.320	0.320	0.320	0.335	0.335	0.335	0.335	0.350	0.350

Return on Equity
Net Income/Average Equity	6.6%	3.8%	(11.0%)	4.4%	3.6%	12.2%	11.1%	15.9%	10.4%
Inc from Operations/Average Equity	11.8%	9.0%	5.0%	8.6%	8.9%	13.1%	13.0%	14.6%	14.0%

Market Value of Common Stock
Highest Price	$53.650	$52.540	$42.080	$35.950	$35.700	$37.500	$38.640	$41.320	$48.870
Lowest Price	$47.200	$40.750	$29.120	$25.150	$24.730	$27.870	$34.630	$35.410	$40.060
Closing Price	$50.730	$42.000	$30.550	$31.580	$28.000	$35.630	$35.380	$40.370	$47.320

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2004	PAGE 7

Reconciliation of Business Segments to Consolidated Income Statement

Unaudited [Millions of Dollars]

For the Quarter Ended March 31	Lincoln Retirement		Life Insurance		Investment Management		Lincoln UK
	Mar 2004	Mar 2003	Mar 2004	Mar 2003	Mar 2004	Mar 2003	Mar 2004	Mar 2003
Revenue
Life and annuity premiums	6.5	5.5	47.8	47.8			17.6	12.0
Surrender charges	5.9	6.9	13.8	11.4
Mortality assessments			128.5	129.7			9.6	9.1
Expense assessments	137.3	97.6	49.8	48.3			24.2	21.6
Health premiums							0.5	0.7
Investment advisory fees					89.3	68.3
Other revenue and fees	(0.8)	(1.4)	7.8	5.8	33.7	22.0	5.8	10.3
Net investment income	379.0	367.0	235.7	227.6	12.2	12.1	18.5	15.2
Realized gains (losses) on investments	(5.7)	(76.8)	(3.9)	(12.7)	(2.3)	(0.4)	(0.4)	(0.0)
Gains (losses) on derivatives	(3.7)	(1.0)	(0.0)	(0.5)
Gain (loss) on reins. derivative/trading account securities	(2.1)		(0.3)

Total Revenue	516.5	397.8	479.2	457.5	132.9	102.1	75.8	68.9

Operating Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits	54.1	65.0	97.4	103.8			25.8	16.2
Div accum & div to policyholders			18.5	14.4
Interest credited to policy bal.	207.8	220.1	144.8	150.1
Health policy benefits							3.2	2.0
Def. sales inducements net of amortization	(9.0)	(3.3)

Total insurance benefits	252.8	281.8	260.7	268.3			29.0	18.2
Underwriting, acquisition, insurance and other expenses:
Commissions	102.9	66.8	31.4	32.4			0.6	1.1
Other volume related expenses	38.8	14.0	46.5	54.2
Operating and administrative expenses	51.7	54.0	38.5	40.6	111.1	95.2	23.0	18.3
Restructuring charges	1.8		2.7	5.5	1.5
Taxes, licenses and fees	5.2	5.7	12.4	14.4	3.9	3.0

Subtotal	200.5	140.4	131.6	147.1	116.5	98.2	23.5	19.4
Deferral of acquisition costs	(101.9)	(43.6)	(83.7)	(91.0)			(1.5)	(0.8)
DAC amortization	41.5	30.1	48.7	47.0			12.5	18.6

DAC deferral net of amortization	(60.4)	(13.5)	(35.0)	(44.0)			11.0	17.7
PVIF amortization	3.3	2.3	18.5	17.4			3.0	3.0
Other intangibles amortization					2.0	2.0

Total underwriting, acquisition, insurance and other expenses	143.4	129.2	115.1	120.5	118.5	100.2	37.6	40.1
Interest

Benefits and Expenses	396.2	411.0	375.8	388.8	118.5	100.2	66.6	58.3

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	120.3	(13.3)	103.4	68.7	14.4	1.9	9.2	10.6
Federal income taxes	26.7	(20.1)	33.1	20.2	4.3	0.8	3.2	3.8

Income Before Cumulative Effect of Accounting Change	93.6	6.9	70.3	48.5	10.0	1.0	5.9	6.8

Cumulative effect of accounting change	(21.8)		(2.7)

Net Income	71.8	6.9	67.5	48.5	10.0	1.0	5.9	6.8

Less:
Restructuring charges	(1.2)		(1.8)	(3.6)	(1.0)
Realized gains (losses) on investments	(3.7)	(50.3)	(2.6)	(8.1)	(1.5)	(0.3)	(0.3)	(0.0)
Gains (losses) on derivatives	(2.4)	(0.2)	(0.0)	(0.5)
Net gain (loss) on reinsurance derivative/trading account securities	(1.4)		(0.2)
Reserve development on business sold through reinsurance/ amortization of deferred gain
Cumulative effect of accounting change	(21.8)		(2.7)

Income from Operations	102.2	57.4	74.8	60.7	12.5	1.3	6.2	6.8

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Reconciliation of Business Segments to Consolidated Income Statement

Unaudited [Millions of Dollars]

For the Quarter Ended March 31	Corporate and Other Operations		Consolidating Adjustments		Consolidated
	Mar 2004	Mar 2003	Mar 2004	Mar 2003	Mar 2004	Mar 2003
Revenue
Life and annuity premiums					72.0	65.3
Surrender charges			0.5	0.6	20.2	18.9
Mortality assessments	(0.1)				137.9	138.9
Expense assessments	0.1	0.0	14.1	9.6	225.5	177.1
Health premiums	3.0	2.3			3.6	3.0
Investment advisory fees			(26.5)	(24.1)	62.7	44.2
Amortization of deferred gain	17.9	18.4			17.9	18.4
Amortization of deferred gain-reserve development	0.3	(0.2)			0.3	(0.2)
Other revenue and fees	150.1	105.5	(135.2)	(71.6)	61.4	70.6
Net investment income	32.6	33.6	(0.5)	(1.0)	677.5	654.6
Realized gains (losses) on investments	0.3	0.4			(12.0)	(89.6)
Gains (losses) on derivatives	(0.2)	(0.4)			(3.8)	(1.9)
Gain (loss) on reins. derivative/trading account securities	(1.9)				(4.2)

Total Revenue	202.2	159.5	(147.5)	(86.5)	1,259.0	1,099.3

Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits	2.7	2.0			179.9	187.1
Div accum & div to policyholders					18.5	14.4
Interest credited to policy bal.	31.2	32.5	6.6	6.6	390.4	409.3
Health policy benefits	0.3	0.3			3.5	2.3
Reserve developments on Reins. business sold
Def. sales inducements net of amortization					(9.0)	(3.3)

Total insurance benefits	34.2	34.8	6.6	6.6	583.3	609.7
Underwriting, acquisition, insurance and other expenses:
Commissions	23.7	18.2	10.5	7.3	169.1	125.7
Other volume related expenses	55.5	51.1	(31.0)	(47.7)	109.9	71.5
Operating and administrative expenses	90.6	56.0	(127.5)	(46.3)	187.4	217.8
Restructuring charges	5.5				11.5	5.5
Taxes, licenses and fees	8.0	7.6			29.5	30.6

Subtotal	183.3	132.9	(148.0)	(86.8)	507.4	451.2
Deferral of acquisition costs			(11.7)	(8.8)	(198.7)	(144.3)
DAC amortization	0.1	0.1	6.1	3.5	108.8	99.2

DAC deferral net of amortization	0.1	0.1	(5.6)	(5.3)	(89.9)	(45.1)
PVIF amortization					24.8	22.7
Other intangibles amortization					2.0	2.0

Total underwriting, acquisition, insurance and other expenses	183.4	132.9	(153.6)	(92.1)	444.3	430.8
Interest	23.3	24.3	(0.5)	(1.0)	22.8	23.3

Total Benefits and Expenses	240.8	192.0	(147.5)	(86.5)	1,050.4	1,063.9

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	(38.6)	(32.5)	(0.0)	0.0	208.6	35.4
Federal income taxes	(13.7)	(10.8)			53.7	(6.1)

Income Before Cumulative Effect of Accounting Change	(24.8)	(21.7)	(0.0)	0.0	155.0	41.6

Cumulative effect of accounting change					(24.5)

Net Income	(24.8)	(21.7)	(0.0)	0.0	130.5	41.6

Less:
Restructuring charges	(3.6)				(7.5)	(3.6)
Realized gains (losses) on investments	0.2	0.5			(7.9)	(58.2)
Gains (losses) on derivatives	(0.1)	(0.5)			(2.5)	(1.2)
Net gain (loss) on reinsurance derivative/trading account securities	(1.2)				(2.7)
Reserve development on business sold through reinsurance/ amortization of related deferred gain	0.2	(0.1)			0.2	(0.1)
Cumulative effect of accounting change					(24.5)

Income from Operations	(20.3)	(21.5)	(0.0)	0.0	175.3	104.8

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2004	PAGE 8

3/31/2004	PAGE 9

Statement of Consolidated Income

Unaudited [Millions of Dollars]

For the Year Ended December 31	1999	2000	2001	2002	2003
Revenue
Life and annuity premiums	1,183.0	1,403.3	1,363.4	295.6	277.0
Surrender charges	110.2	114.7	101.5	87.8	84.7
Mortality assessments	496.4	496.5	533.3	530.3	550.5
Expense assessments	896.0	1,013.1	880.1	792.7	782.3
Health premiums	698.5	409.8	340.6	20.3	4.0
Investment advisory fees	223.8	213.1	197.2	183.3	205.0
Amortization of deferred gain			20.4	75.2	72.3
Amortization of deferred gain-reserve development				(0.8)	3.6
Other revenue and fees	344.5	441.1	328.7	299.5	309.7
Net investment income	2,842.5	2,784.1	2,708.7	2,631.9	2,638.5
Earnings in unconsolidated affiliates	5.8	(0.4)	5.7	(0.6)
Realized gains (losses) on investments	3.0	(28.3)	(92.4)	(280.9)	(16.7)
Gains (losses) on derivatives			(9.3)	1.2	(2.5)
Gain (loss) on reinsurance derivative/trading account securities					4.1
Mark-to-market adjustment on reclassification from AFS to trading account securities					371.5

Total Revenue	6,803.7	6,847.1	6,378.0	4,635.5	5,283.9

Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits	1,546.6	1,546.4	1,517.9	811.3	683.7
Div accum & div to policyholders	88.4	87.6	83.7	76.0	81.6
Interest credited to policy bal.	1,510.4	1,474.2	1,506.0	1,617.1	1,617.0
Health policy benefits	659.7	449.0	302.1	49.7	14.1
Reserve developments on reins. business sold				305.4	32.1
Def. sales inducements net of amortization			(12.1)	(12.6)	(14.1)

Total insurance benefits	3,805.0	3,557.2	3,397.7	2,846.9	2,414.4
Underwriting, acquisition, insurance and other expenses:
Commissions	961.0	919.1	860.3	579.4	576.1
Other volume related expenses	197.1	253.8	184.8	256.8	328.4
Operating and administrative expenses	1,165.3	1,208.4	1,114.5	928.0	894.4
Restructuring charges	27.4	104.9	38.0	(2.2)	53.8
Loss on early retirement of subordinated debt					5.6
Taxes, licenses and fees	77.9	107.5	122.9	106.8	107.4
Par policyholder interests	3.3	1.1
Foreign exchange	1.9	(2.9)	(1.4)	0.3	(0.0)

Subtotal	2,433.8	2,592.0	2,319.1	1,869.0	1,965.8
Deferral of acquisition costs			(701.0)	(612.4)	(639.6)
DAC amortization			366.8	344.4	318.0

DAC deferral net of amortization	(314.6)	(427.5)	(334.2)	(268.0)	(321.6)
PVIF amortization	102.5	132.6	113.1	136.5	80.2
Other intangibles amortization	18.0	17.7	12.1	8.2	7.9

Total underwriting, acquisition, insurance and other expenses	2,239.7	2,314.9	2,110.1	1,745.8	1,732.4
Goodwill amortization	49.2	45.1	43.4
Interest	133.7	139.5	121.0	96.6	89.5

Total Benefits and Expenses	6,227.6	6,056.7	5,672.1	4,689.3	4,236.3

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	576.1	790.5	705.9	(53.8)	1,047.6
Federal income taxes	115.7	205.2	144.7	(102.6)	280.4

Income Before Cumulative Effect of Accounting Change	460.4	585.3	561.2	48.8	767.2

Cumulative effect of accounting change			(15.6)		(255.2)

Net Income	460.4	585.3	545.7	48.8	511.9

Less:
Restructuring charges	(18.9)	(80.2)	(24.7)	2.0	(35.0)
Realized gains (losses) on investments	3.8	(17.5)	(68.7)	(177.2)	(11.0)
Gains (losses) on derivatives			(4.9)	0.8	(1.6)
Net gain (loss) on reinsurance derivative/trading account securities					2.7
Reserve development on business sold through reinsurance/ amortization of deferred gain				(199.1)	(18.5)
Gain on sale of subsidiaries			15.0	(9.4)
Loss on early retirement of subordinated debt					(3.7)
Mark-to-market adjustment on reclassification from AFS to trading account securities					241.5
Cumulative effect of accounting change			(15.6)		(255.2)

Income from Operations	475.5	683.0	644.4	431.6	592.8

Roll Forward of Deferred Acquisition Costs
Balance at beginning-of-year			3,070.5	2,866.8	2,939.7
Deferral			701.0	612.4	639.6
Amortization			(366.8)	(344.4)	(318.0)

Included in Total Benefits and Expenses			334.2	268.0	321.6
Adjustment related to realized (gains) losses on available-for-sale securities			112.9	115.0	(50.2)
Adjustment related to unrealized (gains) losses on available-for-sale securities			(187.2)	(338.6)	(126.1)
Foreign currency translation adjustment			(16.0)	56.9	62.0
Disposition of business			(425.9)
Other			(21.7)	(28.4)

Balance at end-of-year			2,866.7	2,939.8	3,147.1

Roll Forward of Present Value of In-Force
Balance at beginning-of-year			1,483.3	1,362.5	1,250.1
Amortization			(113.1)	(136.5)	(80.2)
Foreign currency translation adjustment			(7.0)	24.1	26.6
Other			(0.7)

Balance at end-of-year			1,362.5	1,250.1	1,196.5

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2004	PAGE 10

Statement of Consolidated Income

Unaudited [Millions of Dollars]

For the Quarter Ended	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004
Revenue
Life and annuity premiums	74.7	68.7	71.6	80.7	65.3	65.9	69.1	76.6	72.0
Surrender charges	20.2	21.3	22.8	23.5	18.9	21.3	21.5	23.0	20.2
Mortality assessments	130.4	130.5	134.1	135.3	138.9	135.6	137.9	138.1	137.9
Expense assessments	203.9	208.0	193.2	187.6	177.1	190.9	198.5	215.9	225.5
Health premiums	2.4	8.3	(9.6)	19.1	3.0	0.1	0.4	0.5	3.6
Investment advisory fees	48.0	47.8	42.9	44.7	44.2	49.4	53.2	58.3	62.7
Amortization of deferred gain	24.2	22.0	22.1	6.9	18.4	18.2	18.3	17.4	17.9
Amortization of deferred gain-reserve development			(1.4)	0.5	(0.2)	(0.2)	3.7	0.3	0.3
Other revenue and fees	70.8	75.1	72.1	81.5	70.6	74.5	82.9	81.7	61.4
Net investment income	654.8	657.4	652.4	667.3	654.6	660.2	664.4	659.2	677.5
Earnings in unconsolidated affiliates		(0.6)
Realized gains (losses) on investments	(103.5)	(81.5)	(37.1)	(58.9)	(89.6)	(1.7)	9.8	64.8	(12.0)
Gains (losses) on derivatives	0.1	0.4	0.3	0.3	(1.9)	(1.0)	9.1	(8.8)	(3.8)
Gain (loss) on reinsurance derivative/trading account securities								4.1	(4.2)
Mark-to-market adjustment on reclassification from AFS to trading account securities								371.5

Total Revenue	1,126.0	1,157.5	1,163.4	1,188.6	1,099.3	1,213.2	1,268.8	1,702.6	1,259.0

Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits	176.1	191.5	229.7	214.0	187.1	155.1	227.1	114.5	179.9
Div accum & div to policyholders	17.8	18.2	17.2	22.8	14.4	17.6	15.9	33.8	18.5
Interest credited to policy bal.	406.2	382.5	417.4	411.1	409.3	406.3	405.6	395.7	390.4
Health policy benefits	3.3	33.9	7.3	5.1	2.3	14.2	(41.5)	39.1	3.5
Reserve developments on reins. business sold		22.2	270.0	13.2			32.1
Def. sales inducements net of amortization	(3.0)	(3.5)	(2.9)	(3.2)	(3.3)	(2.4)	(2.8)	(5.6)	(9.0)

Total insurance benefits	600.4	644.9	938.7	663.0	609.7	590.8	636.4	577.5	583.3
Underwriting, acquisition, insurance and other expenses:
Commissions	144.2	148.6	124.6	162.0	125.7	132.9	144.1	173.5	169.1
Other volume related expenses	54.7	65.5	63.9	72.6	71.5	65.4	90.5	101.0	109.9
Operating and administrative expenses	220.7	219.4	228.1	259.7	217.8	235.5	209.8	231.4	187.4
Restructuring charges		1.6	(2.1)	(1.7)	5.5	13.5	19.8	15.0	11.5
Loss on early retirement of subordinated debt							5.6
Taxes, licenses and fees	36.6	23.5	24.1	22.6	30.6	23.1	26.4	27.3	29.5
Foreign exchange	0.0	0.6	0.4	(0.6)	(0.0)

Subtotal	456.2	459.2	439.1	514.6	451.2	470.3	496.2	548.1	507.4
Deferral of acquisition costs	(144.6)	(152.0)	(152.4)	(163.4)	(144.3)	(136.9)	(160.9)	(197.4)	(198.7)
DAC amortization	70.1	100.0	112.9	61.5	99.2	62.8	65.9	90.1	108.8

DAC deferral net of amortization	(74.5)	(52.1)	(39.5)	(101.9)	(45.1)	(74.2)	(95.0)	(107.3)	(89.9)
PVIF amortization	21.3	31.9	40.2	43.0	22.7	13.6	29.6	14.4	24.8
Other intangibles amortization	2.2	2.0	2.0	2.0	2.0	2.0	2.0	2.0	2.0

Total underwriting, acquisition, insurance and other expenses	405.2	441.0	441.8	457.7	430.8	411.7	432.8	457.1	444.3
Interest	24.8	24.6	23.7	23.5	23.3	23.0	21.0	22.2	22.8

Total Benefits and Expenses	1,030.4	1,110.5	1,404.1	1,144.2	1,063.9	1,025.5	1,090.2	1,056.8	1,050.4

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	95.5	46.9	(240.7)	44.4	35.4	187.7	178.7	645.7	208.6
Federal income taxes	9.9	(1.6)	(104.3)	(6.6)	(6.1)	45.0	45.4	196.2	53.7

Income Before Cumulative Effect of Accounting Change	85.6	48.5	(136.4)	51.0	41.6	142.7	133.3	449.6	155.0

Cumulative effect of accounting change								(255.2)	(24.5)

Net Income	85.6	48.5	(136.4)	51.0	41.6	142.7	133.3	194.3	130.5

Less:
Restructuring charges		(1.0)	1.3	1.7	(3.6)	(8.8)	(12.9)	(9.8)	(7.5)
Realized gains (losses) on investments	(67.6)	(52.7)	(23.6)	(33.3)	(58.2)	(1.1)	6.4	42.0	(7.9)
Gains (losses) on derivatives	0.1	0.3	0.1	0.2	(1.2)	(0.6)	5.9	(5.7)	(2.5)
Net gain on Reinsurance derivative/trading account securities								2.7	(2.7)
Reserve development on business sold through reinsurance/ amortization of deferred gain		(14.4)	(176.4)	(8.2)	(0.1)	(0.1)	(18.5)	0.2	0.2
Gain on sale of subsidiaries				(9.4)
Loss on early retirement of subordinated debt							(3.7)
Mark-to-market adjustment on reclassification from AFS to trading account securities								241.5
Cumulative effect of accounting change								(255.2)	(24.5)

Income from Operations	153.1	116.4	62.1	100.0	104.8	153.3	156.0	178.7	175.3

Roll Forward of Deferred Acquisition Costs
Balance at beginning-of-period	2,866.8	3,093.4	3,031.6	2,840.7	2,939.7	2,884.5	2,660.3	2,879.7	3,147.1
Deferral	144.6	152.0	152.4	163.4	144.3	136.9	160.9	197.4	198.7
Amortization	(70.1)	(100.0)	(112.9)	(61.5)	(99.2)	(62.8)	(65.9)	(90.1)	(108.8)

Included in Total Benefits and Expenses	74.5	52.1	39.5	101.9	45.1	74.2	95.0	107.3	89.9
Adjustment related to realized (gains) losses on available-for-sale securities	41.9	32.5	22.9	17.8	30.0	8.3	(60.6)	(27.9)	(17.6)
Adjustment related to unrealized (gains) losses on available-for-sale securities	114.9	(152.1)	(267.1)	(34.2)	(119.4)	(334.0)	182.2	145.2	(201.1)
Foreign currency translation adjustment	(12.2)	41.7	13.8	13.7	(10.9)	27.2	2.8	42.8	19.9
Disposition of business
Other	7.5	(35.7)	(0.0)	(0.0)					(39.3)

Balance at end-of-period	3,093.4	3,031.6	2,840.7	2,939.8	2,884.5	2,660.3	2,879.7	3,147.1	2,999.0

Roll Forward of Present Value of In-Force
Balance at beginning-of-period	1,362.5	1,336.1	1,321.4	1,286.9	1,250.1	1,223.1	1,220.8	1,192.5	1,196.5
Amortization	(21.3)	(31.9)	(40.2)	(43.0)	(22.7)	(13.6)	(29.6)	(14.4)	(24.8)
Foreign currency translation adjustment	(5.1)	17.4	5.7	6.1	(4.3)	11.2	1.3	18.4	8.9
Other		(0.1)		0.1					(0.6)

Balance at end-of-period	1,336.1	1,321.4	1,286.9	1,250.1	1,223.1	1,220.8	1,192.5	1,196.5	1,180.0

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2004	PAGE 11

Reconciliation of Business Segments to Consolidated Balance Sheets

Unaudited [Millions of Dollars]

	Lincoln Retirement		Life Insurance		Investment Management		Lincoln UK
	Mar 2004	Dec 2003	Mar 2004	Dec 2003	Mar 2004	Dec 2003	Mar 2004	Dec 2003
ASSETS
Investments
Corporate bonds	13,264.5	13,111.1	8,638.3	8,365.3	508.3	518.1	708.7	697.8
U.S. government bonds	53.8	51.8	71.5	68.8	0.0	0.0	20.3	20.0
Foreign government bonds	297.6	275.9	178.9	158.1	4.0	4.0	355.9	342.1
Asset/mortgage backed securities	3,303.1	3,168.4	1,573.9	1,390.6	77.2	65.3
State and municipal bonds	96.0	89.2	51.7	50.0	1.2	1.2
Preferred stocks-redeemable	37.5	35.4	25.5	24.0
Common stocks	—	—	0.0	0.0			47.9	50.2
Preferred stocks-equity	43.5	43.4	14.7	14.3	2.8	2.8

Total AFS Securities	17,096.1	16,775.3	10,554.6	10,071.2	593.5	591.5	1,132.8	1,110.1
Trading Securities	1,193.9	1,195.9
Mortgage loans	2,096.7	2,201.7	1,505.0	1,577.0	71.9	75.0	0.1	0.3
Real estate		—					0.2	0.2
Policy loans	441.2	446.4	1,429.0	1,471.5			6.5	6.6
Allocated investments	3,688.9	3,577.8	1,261.7	1,223.4	111.0	102.8
Other long-term investments	36.3	33.4	16.5	14.9

Total Investments	24,553.1	24,230.4	14,766.7	14,358.0	776.5	769.3	1,139.6	1,117.2

Notes receivable from LNC	408.6	271.3	219.9	202.6	39.6	45.5
Cash and invested cash	(60.1)	(120.2)	(45.1)	(25.4)	80.5	89.1	169.5	160.2
Property and equipment	8.5	7.5	2.1	2.8	36.9	38.2	19.7	19.5
Premium and fees receivable	8.8	9.8	17.7	33.2	54.1	51.3
Accrued investment income	241.9	243.9	185.7	174.0	8.9	8.5	27.5	21.6
Assets held in separate accounts	36,017.0	34,459.0	1,848.5	1,795.8			6,528.0	6,390.3
Federal income tax recoverable
Amount recoverable from reinsurers	1,340.2	1,348.6	1,064.4	1,026.8
Deferred acquisition costs	748.7	854.6	1,534.8	1,578.3			629.6	620.7
Other intangible assets	53.9	45.2			31.9	33.9
Present value of in-force	109.4	113.2	790.1	808.6			280.5	274.7
Goodwill	64.1	64.1	855.1	855.1	300.7	300.7	15.3	14.8
Other	135.6	130.6	404.9	429.9	204.4	224.5	77.9	65.7

Total Assets	63,629.6	61,657.9	21,645.0	21,239.8	1,533.5	1,561.1	8,887.6	8,684.7

	Corporate and Other Operations		Consolidating Adjustments				Consolidated
	Mar 2004	Dec 2003	Mar 2004	Dec 2003			Mar 2004	Dec 2003
ASSETS
Investments
Corporate bonds	3,089.5	3,176.2					26,209.2	25,868.5
U.S. government bonds	88.6	85.2					234.2	225.8
Foreign government bonds	484.6	414.5					1,321.0	1,194.6
Asset/mortgage backed securities	662.8	571.4					5,617.0	5,195.6
State and municipal bonds	15.2	12.3					164.1	152.8
Preferred stocks-redeemable	57.9	72.7					120.9	132.2
Common stocks	49.4	48.1					97.4	98.4
Preferred stocks-equity	39.1	40.1					100.2	100.7

Total AFS Securities	4,487.2	4,420.5					33,864.1	32,968.6
Trading securities	1,997.4	1,924.3					3,191.3	3120.1
Mortgage loans	314.7	341.0					3,988.5	4,195.0
Real estate	104.5	112.7					104.8	112.9
Policy loans							1,876.7	1,924.4
Allocated investments	(5,061.6)	(4,904.0)					—	—
Other long-term investments	423.6	408.5					476.3	456.7

Total Investments	2,265.8	2,302.9	—	—			43,501.7	42,777.6

Investments In Consolidated Subs	5,242.8	5,058.0	(5,242.8)	(5,058.0)			—	—
Notes receivable from LNC	(519.8)	(382.7)	(148.3)	(136.6)			—	—
Cash and invested cash	2,110.7	1,607.5	—	—			2,255.5	1,711.2
Property and equipment	162.3	167.2	—	—			229.5	235.2
Premium and fees receivable	256.9	257.8	—	—			337.5	352.1
Accrued investment income	83.9	74.7	—	—			547.9	522.7
Assets held in separate accounts	—	—	4,164.4	3,920.0			48,557.9	46,565.2
Federal income tax recoverable	—	—	—	45.9			—	45.9
Amount recoverable from reinsurers	5,694.6	5,712.7	(233.6)	(248.9)			7,865.7	7,839.2
Deferred acquisition costs	1.7	1.8	84.2	91.8			2,999.0	3,147.1
Other intangible assets	—	—	—	—			85.8	79.1
Present value of in-force	—	—	—	—			1,180.0	1,196.5
Goodwill	—	—	—	—			1,235.2	1,234.7
Other	348.6	290.5	(97.2)	(102.9)			1,074.2	1,038.3

Total Assets	15,647.5	15,090.1	(1,473.3)	(1,488.7)			109,869.9	106,744.9

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2004	PAGE 12

Reconciliation of Business Segments to Consolidated Balance Sheets

Unaudited [Millions of Dollars]

	Lincoln Retirement		Life Insurance		Investment Management		Lincoln UK
LIABILITIES and SHAREHOLDERS’ EQUITY	Mar 2004	Dec 2003	Mar 2004	Dec 2003	Mar 2004	Dec 2003	Mar 2004	Dec 2003
Liabilities
Insurance and Inv Contract Liabilities:
Life and annuity reserves	2,582.6	2,598.1	14,831.9	14,690.4			1,437.5	1,400.3
Health reserves			0.3	0.3			50.2	49.2
Unpaid claims - life and health	49.4	50.8	132.2	112.0			51.6	49.3
Unearned premiums			0.0	0.0
Premium deposit funds	21,094.8	21,050.4	18.5	18.4			29.4	29.5
Participating policyholders’ funds			171.1	155.1
Other policyholders’ funds			680.2	673.0
Liability related to separate accounts	36,017.0	34,459.0	1,848.5	1,795.8			6,528.0	6,390.3

Total Insurance and Inv Contract Liabilities	59,743.8	58,158.3	17,682.9	17,445.1			8,096.8	7,918.6

Federal income taxes	438.7	346.6	236.4	167.3	23.5	28.1	23.9	19.0
Notes payable to LNC	1.3	1.0		8.5
Embedded derivative - modco	111.9	85.2	(0.0)	(0.3)
Other liabilities	179.0	159.3	447.2	487.2	880.2	904.3	240.6	227.9
Deferred gain on indemnity reinsurance

Total Liabilities	60,474.8	58,750.4	18,366.4	18,107.8	903.7	932.3	8,361.3	8,165.5

Net unrealized gains (losses) on securities	595.7	465.6	317.5	235.1	2.9	2.9	30.1	26.8
Gains (losses) on derivatives	10.4	8.2	12.8	12.1
Foreign currency translation adjustment	—	—	—	—	1.4	1.0	109.5	90.1
Other shareholders’ equity	2,548.8	2,433.7	2,948.3	2,884.7	625.4	624.8	434.0	448.1
Minimum pension liability adjustment							(47.3)	(45.8)

Shareholders’ Equity	3,154.8	2,907.5	3,278.6	3,131.9	629.8	628.7	526.3	519.2

Total Liabilities and S/Hs’ Equity	63,629.6	61,657.9	21,645.0	21,239.8	1,533.5	1,561.1	8,887.6	8,684.7

	Corporate and Other Operations		Consolidating Adjustments				Consolidated
LIABILITIES and SHAREHOLDERS’ EQUITY	Mar 2004	Dec 2003	Mar 2004	Dec 2003			Mar 2004	Dec 2003
Liabilities
Insurance and Inv Contract Liabilities:
Life and annuity reserves	2,123.4	2,123.4	(92.9)	(93.9)			20,882.5	20,718.3
Health reserves	2,771.5	2,782.0	—	—			2,822.1	2,831.5
Unpaid claims - life and health	848.7	848.9	(5.1)	(2.6)			1,076.8	1,058.4
Unearned premiums	104.3	104.5	—	—			104.3	104.5
Premium deposit funds	133.9	133.7	550.7	537.4			21,827.4	21,769.3
Participating policyholders’ funds	—	—	—	—			171.1	155.1
Other policyholders’ funds	7.9	7.9	—	—			688.1	680.9
Liability related to separate accounts	—	—	4,164.4	3,920.0			48,557.9	46,565.2

Total Insurance and Inv Contract Liabilities	5,989.6	6,000.2	4,617.1	4,360.9			96,130.3	93,883.2

Federal income taxes	(615.1)	(607.6)	0.8	46.7			108.1	—
Short-term debt	38.0	44.4	—	(0.4)			38.0	44.0
Long-term debt	1,317.7	1,117.5	—	—			1,317.7	1,117.5
Junior subordinated debentures issued to affiliated trusts	344.7	341.3	—	—			344.7	341.3
Notes payable to LNC	147.5	126.8	(148.8)	(136.2)			—	—
Embedded derivative - modco	328.7	267.3	—	—			440.6	352.3
Other liabilities	3,392.2	3,192.3	(698.8)	(700.9)			4,440.4	4,270.1
Deferred gain on indemnity reinsurance	906.6	924.8	—	—			906.6	924.8

Total Liabilities	11,849.9	11,407.1	3,770.3	3,570.1			103,726.4	100,933.2

Net unrealized gains (losses) on securities	91.7	57.5	(0.0)	5.2			1,038.0	793.1
Gains (losses) on derivatives	5.8	1.8	—	—			29.0	22.1
Foreign currency translation adjustment	10.4	10.4	7.5	7.5			128.9	109.0
Other shareholders’ equity	3,698.9	3,622.6	(5,251.1)	(5,071.5)			5,004.2	4,942.6
Minimum pension liability adjustment	(9.3)	(9.3)	—	—			(56.6)	(55.1)

Shareholders’ Equity	3,797.6	3,683.1	(5,243.6)	(5,058.8)			6,143.5	5,811.6

Total Liabilities and S/Hs’ Equity	15,647.5	15,090.1	(1,473.3)	(1,488.7)			109,869.9	106,744.9

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2004	PAGE 13

Five Year Comparative Balance Sheet

Unaudited [Millions of Dollars except Common Share Data]

	1999	2000	2001	2002	2003
ASSETS
Investments
Corporate bonds	21,119.5	21,249.7	23,105.1	25,934.7	25,868.5
U.S. government bonds	538.3	542.9	410.5	513.6	225.8
Foreign government bonds	1,447.5	1,321.1	1,174.7	1,110.2	1,194.6
Mortgage backed securities	4,404.0	4,160.4	3,524.7	5,015.5	5,195.6
State and municipal bonds	14.7	14.6	44.7	114.4	152.8
Preferred stocks-redeemable	164.7	161.2	85.9	79.0	132.2
Common stocks	514.5	436.6	319.3	228.0	98.4
Preferred stocks-equity	89.5	113.1	151.2	109.2	100.7

Total AFS Securities	28,292.6	27,999.5	28,816.1	33,104.7	32,968.6
Trading securities					3,120.1
Mortgage loans	4,735.4	4,663.0	4,535.5	4,205.5	4,195.0
Real estate	256.2	282.0	267.9	279.7	112.9
Policy loans	1,892.4	1,960.9	1,939.7	1,945.6	1,924.4
Other long-term investments	401.8	463.3	553.8	464.4	456.7

Total Investments	35,578.4	35,368.6	36,113.1	39,999.9	42,777.6

Invest in unconsol affiliates	25.8	6.4	8.1
Cash and invested cash	1,895.9	1,927.4	3,095.5	1,690.5	1,711.2
Property and equipment	203.8	228.2	257.5	242.1	235.2
Premiums and fees receivable	259.6	296.7	400.1	212.9	352.1
Accrued investment income	533.2	546.4	563.5	536.7	522.7
Assets held in separate accounts	53,654.2	50,579.9	44,833.4	36,178.3	46,565.2
Federal income taxes recoverable	345.0	234.1	55.5	317.7	45.9
Amounts recoverable from reinsurers	3,954.3	3,747.7	6,030.4	7,280.0	7,839.2
Deferred acquisition costs	2,800.3	3,070.5	2,866.8	2,939.7	3,147.1
Other intangible assets	92.3	73.7	68.6	73.0	79.1
Present value of in-force	1,654.2	1,483.3	1,362.5	1,250.1	1,196.5
Goodwill	1,423.0	1,286.0	1,211.8	1,233.2	1,234.7
Other	675.7	1,021.6	1,174.9	1,230.3	1,038.3

Total Assets	103,095.7	99,870.6	98,041.6	93,184.6	106,744.9

LIABILITIES and SHAREHOLDERS’ EQUITY

Liabilities
Insurance and Investment Contract Liabilities:
Life and annuity reserves	17,071.4	17,841.2	17,917.0	19,950.3	20,718.3
Health reserves	2,507.8	2,523.8	2,537.9	2,689.0	2,831.5
Unpaid claims-life and health	1,269.8	1,316.6	1,087.5	778.4	1,058.4
Unearned premiums	75.8	46.5	66.9	141.2	104.5
Premium deposit funds	19,624.1	17,715.5	18,585.0	20,518.8	21,769.3
Participating policyholders’ funds	132.0	139.4	100.2	156.7	155.1
Other policyholders’ funds	472.6	522.2	562.7	610.9	680.9
Liability related to separate accounts	53,654.2	50,579.9	44,833.4	36,178.3	46,565.2

Total Ins and Inv Contr Liabilities	94,807.7	90,685.1	85,690.6	81,023.6	93,883.2
Federal income taxes
Short-term debt	460.2	312.9	350.2	153.0	44.0
Long-term debt	712.0	712.2	861.8	1,119.2	1,117.5
Junior subordinated debentures issued to affiliated trusts	745.0	745.0	474.7	392.7	341.3
Embedded derivative - modco					352.3
Other liabilities	2,107.0	2,434.7	4,216.1	4,171.5	4,270.1
Deferred gain on indemnity reinsurance			1,144.5	977.1	924.8

Total Liabilities	98,831.9	94,890.0	92,737.8	87,837.2	100,933.2

Unrealized gains (losses)-cont op.	(465.7)	12.0	217.2	781.6	815.1
Foreign currency	30.1	22.0	(8.0)	50.8	109.0
Minimum pension liability adjustment			(36.0)	(97.8)	(55.1)
S/Hs’ equity-other	4,699.5	4,946.6	5,130.6	4,612.9	4,942.6
Cumulative effect of accounting change

Total Shareholders’ Equity	4,263.9	4,980.6	5,303.8	5,347.5	5,811.6

Total Liabilities and Shareholders’ Equity	103,095.7	99,870.6	98,041.6	93,184.6	106,744.9

Shareholders’ Equity Per Share
Book Value, Excluding AOCI	$23.98	$25.88	$27.39	$25.97	$27.69
Common shares outstanding (in millions)	196.0	191.2	187.3	177.6	178.5

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2004	PAGE 14

Quarterly Balance Sheet

Unaudited [Millions of Dollars, except Common Share Data]

	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004
ASSETS
Investments
Corporate bonds	23,470.4	23,993.6	25,484.6	25,934.7	26,936.1	28,419.3	28,286.3	25,868.5	26,209.2
U.S. government bonds	429.1	441.6	495.3	513.6	537.0	561.9	522.5	225.8	234.2
Foreign government bonds	1,180.1	1,120.1	1,038.6	1,110.2	1,206.6	1,349.4	1,352.9	1,194.6	1,321.0
Mortgage backed securities	3,613.9	4,031.0	4,843.7	5,015.5	4,960.1	4,754.9	4,992.7	5,195.6	5,617.0
State and municipal bonds	62.6	58.8	97.8	114.4	134.9	150.4	164.0	152.8	164.1
Preferred stocks - redeemable	84.6	79.6	76.8	79.0	112.0	118.5	65.6	132.2	120.9
Common stocks	284.4	267.7	237.2	228.0	145.0	146.6	131.8	98.4	97.4
Preferred stocks-equity	154.2	151.8	160.3	109.2	104.5	110.7	111.2	100.7	100.2

Total AFS Securities	29,279.2	30,144.1	32,434.3	33,104.7	34,136.2	35,611.8	35,626.9	32,968.6	33,864.1
Trading securities								3120.1	3,191.3
Mortgage loans	4,448.2	4,395.4	4,285.2	4,205.5	4,235.5	4,314.3	4,151.5	4,195.0	3,988.5
Real estate	258.2	258.7	286.4	279.7	242.0	240.3	249.8	112.9	104.8
Policy loans	1,918.0	1,906.1	1,899.0	1,945.6	1,928.8	1,919.6	1,910.5	1,924.4	1,876.7
Other long-term investments	459.6	456.0	457.7	464.4	465.7	505.6	484.7	456.7	476.3

Total Investments	36,363.1	37,160.1	39,362.6	39,999.9	41,008.4	42,591.6	42,423.3	42,777.6	43,501.7

Invest in unconsol affiliates	8.1	7.5
Cash and invested cash	1,699.5	2,265.4	1,599.9	1,690.5	1,635.5	1,945.8	1,960.6	1,711.2	2,255.5
Property and equipment	266.4	253.5	252.7	242.1	239.4	239.1	237.3	235.2	229.5
Premiums and fees receivable	376.3	461.4	577.2	212.9	194.0	396.0	306.5	352.1	337.5
Accrued investment income	577.1	556.3	568.2	536.7	567.2	555.1	560.2	522.7	547.9
Assets held in separate accounts	44,916.7	40,579.6	34,069.0	36,178.3	34,775.2	39,942.8	41,283.4	46,565.2	48,557.9
Federal income taxes recoverable	593.4	483.4	340.7	317.7	89.1	—		45.9
Amount recoverable from reinsurers	6,096.3	6,509.9	7,094.5	7,280.0	7,323.5	7,377.1	7,537.9	7,839.2	7,865.7
Deferred acquisition costs	3,093.4	3,031.6	2,840.7	2,939.7	2,884.5	2,660.3	2,879.7	3,147.1	2,999.0
Other intangible assets	69.4	70.9	71.8	73.0	74.2	74.7	75.5	79.1	85.8
Present value of in-force	1,336.1	1,321.4	1,286.9	1,250.1	1,223.1	1,220.8	1,192.5	1,196.5	1,180.0
Goodwill	1,211.5	1,212.4	1,232.7	1,233.2	1,233.0	1,233.6	1,233.7	1,234.7	1,235.2
Other	1,280.9	1,200.6	1,187.1	1,230.3	1,250.6	1,295.9	1,134.9	1,038.3	1,074.2

Total Assets	97,888.5	95,114.2	90,483.9	93,184.6	92,497.6	99,532.8	100,825.5	106,744.9	109,869.9

LIABILITIES and SHAREHOLDERS’ EQUITY
Liabilities
Insurance and Inv Contract Liabilities:
Life and annuity reserves	18,014.6	18,611.2	19,142.5	19,950.3	20,025.6	20,194.5	20,459.2	20,718.3	20,882.5
Health reserves	2,492.4	2,176.1	2,448.3	2,689.0	2,689.9	2,703.3	2,657.9	2,831.5	2,822.1
Unpaid claims - life and health	1,153.6	1,086.1	1,100.9	778.4	763.1	997.1	1,041.2	1,058.4	1,076.8
Unearned premiums	66.5	154.3	185.8	141.2	141.1	24.0	26.9	104.5	104.3
Premium deposit funds	18,669.6	19,157.8	20,054.4	20,518.8	21,070.5	21,437.7	21,680.2	21,769.3	21,827.4
Participating policyholders’ funds	98.6	91.9	90.5	156.7	166.3	193.8	179.2	155.1	171.1
Other policyholders’ funds	571.9	584.7	595.7	610.9	607.1	621.8	671.5	680.9	688.1
Liab related to separate accounts	44,916.7	40,579.6	34,069.0	36,178.3	34,775.2	39,942.8	41,283.4	46,565.2	48,557.9

Total Ins and Inv Contr Liabilities	85,983.9	82,441.8	77,687.1	81,023.6	80,238.8	86,115.0	87,999.6	93,883.2	96,130.3

Federal income taxes						72.0	37.1		108.1
Short-term debt	510.2	211.0	120.0	153.0	125.4	83.4	76.5	44.0	38.0
Long-term debt	861.8	1,112.3	1,118.1	1,119.2	1,118.6	1,121.4	1,118.5	1,117.5	1,317.7
Junior subordinated debentures issued to affiliated trusts	376.2	380.0	390.6	392.7	390.8	397.1	333.6	341.3	344.7
Notes payable to LNC	(0.0)	0.0	(0.0)	(0.0)	0.2	(0.0)	0.0	(0.0)	0.0
Embedded derivative - modco								352.3	440.6
Other liabilities	3,864.6	4,501.1	4,661.9	4,171.5	4,214.8	4,989.0	4,724.8	4,270.1	4,440.4
Deferred gain on indemnity reinsurance	1,118.6	1,115.2	1,069.5	977.1	959.0	938.9	949.0	924.8	906.6

Total Liabilities	92,715.3	89,761.4	85,047.1	87,837.2	87,047.6	93,716.9	95,239.1	100,933.2	103,726.4

Unrealized gns (losses)- inv.	31.8	325.7	817.5	753.3	872.0	1,117.8	804.5	793.1	1,038.0
Gains (losses)-derivatives*	22.6	22.7	27.3	28.3	25.0	28.8	23.2	22.1	29.0
Foreign currency	(20.8)	22.0	35.4	50.8	39.8	68.4	67.0	109.0	128.9
Minimum pension liability adj	(35.2)	(37.8)	(35.2)	(97.8)	(97.2)	(98.8)	(99.0)	(55.1)	(56.6)
S/Hs’ equity-other	5,174.7	5,020.3	4,591.8	4,612.9	4,610.5	4,699.8	4,790.6	4,942.6	5,004.2

Total Shareholders’ Equity	5,173.2	5,352.8	5,436.8	5,347.5	5,450.0	5,815.9	5,586.4	5,811.6	6,143.5

Total Liabilities and Shareholders’ Equity	97,888.5	95,114.2	90,483.9	93,184.6	92,497.6	99,532.8	100,825.5	106,744.9	109,869.9

Shareholders’ Equity Per Share
Book Value, Excluding AOCI	$27.54	$27.21	$25.87	$25.97	$25.94	$26.41	$26.87	$27.69	$27.99
Common shares outstanding (in millions)	187.9	184.5	177.5	177.6	177.7	178.0	178.3	178.5	178.8

*	Cumulative effect of accounting change recorded upon the adoption of FAS 133 in the 1st quarter of 2001 is a component of gains (losses) on derivatives in the 1st quarter of 2002.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2004	PAGE 15

Lincoln Retirement

Income Statements & Operational Data

Unaudited [Millions of Dollars]

For the Year Ended December 31	1999	2000	2001	2002	2003
Revenue
Premiums	65.2	64.3	77.5	47.4	21.9
Surrender charges	37.9	41.8	31.2	31.2	28.9
Expense assessments	501.3	591.3	508.6	446.2	441.9
Other revenue and fees	14.5	11.0	16.7	3.3	8.7
Net investment income	1,509.1	1,430.5	1,399.1	1,457.5	1,483.7
Realized gains (losses) on investments	(12.1)	(5.2)	(64.5)	(196.6)	(12.5)
Gains (losses) on derivatives			(0.3)	(1.2)	(6.6)
Gain (loss) on reinsurance derivative/trading account securities					2.8
Mark-to-market adjustment on reclassification from AFS to trading account securities					86.0

Total Revenue	2,115.8	2,133.7	1,968.3	1,787.7	2,054.7

Operating Benefits and Expenses
Benefits paid or provided:
Benefits	259.1	254.7	263.9	314.1	181.5
Interest credited to policy bal.	925.2	866.1	863.8	903.8	867.7
Def. sales inducements net of amortization			(12.1)	(12.6)	(14.1)

Total insurance benefits	1,184.3	1,120.8	1,115.7	1,205.3	1,035.1
Underwriting, acquisition, insurance and other expenses
Commissions	341.4	326.8	336.3	320.8	318.5
Other volume related expenses	42.8	52.0	49.7	64.6	67.5
Operating and administrative expenses	208.6	206.6	231.8	231.3	226.2
Restructuring charges			2.0	1.6	20.1
Taxes, licenses and fees	0.3	9.3	13.7	11.5	17.7

Subtotal	593.2	594.8	633.6	629.8	650.0
Deferral of acquisition costs			(227.8)	(229.0)	(223.4)
DAC amortization			124.4	155.4	120.4

DAC deferral net of amortization	(47.7)	(37.5)	(103.4)	(73.6)	(103.0)
PVIF amortization	15.3	24.2	14.7	31.8	9.5

Total underwriting, acquisition, insurance and other expenses	560.8	581.5	544.9	587.9	556.5
Goodwill amortization	2.0	(0.6)	1.2

Total Benefits and Expenses	1,747.1	1,701.7	1,661.8	1,793.3	1,591.7

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	368.7	432.0	306.5	(5.6)	463.0

Federal income taxes	77.2	77.3	34.1	(59.3)	98.9

Income Before Cumulative Effect of Accounting Change	291.5	354.7	272.4	53.7	364.1

Cumulative effect of accounting change			(7.3)		(63.6)

Net Income	291.5	354.7	265.1	53.7	300.5

Less:
Restructuring charges			(1.3)	(1.0)	(13.1)
Realized gains (losses) on investments	(7.9)	(3.4)	(42.3)	(127.8)	(8.2)
Gains (losses) on derivatives			(0.2)	(0.8)	(4.3)
Net gain (loss) on reinsurance derivative/trading account securities					1.8
Mark-to-market adjustment on reclassification from AFS to trading account securities					55.9
Cumulative effect of accounting change			(7.3)		(63.6)

Income from Operations	299.4	358.1	316.2	183.4	331.9

Effective tax rate on Income from Operations	21.4%	18.1%	15.3%	5.4%	19.7%
Revenue	2,115.8	2,133.7	1,968.3	1,787.7	2,054.7
Less:
Realized gains (losses) on investments	(12.1)	(5.2)	(64.5)	(196.6)	(12.5)
Gains (losses) on derivatives			(0.3)	(1.2)	(6.6)
Gain (loss) on reinsurance derivative/trading account securities					2.8
Mark-to-market adjustment on reclassification from AFS to trading account securities					86.0

Operating Revenue	2,128.0	2,138.9	2,033.1	1,985.5	1,985.1

Average capital	1,562.0	1,602.9	1,831.4	2,339.6	2,400.3
Net Income return on average capital	18.7%	22.1%	14.5%	2.3%	12.5%
Income from operations return on average capital	19.2%	22.3%	17.3%	7.8%	13.8%
Roll Forward of Deferred Acquisition Costs
Balance at beginning-of-period			812.5	894.3	824.7
Deferral			227.8	229.0	223.4
Amortization			(124.4)	(155.4)	(120.4)

Included in Total Benefits and Expenses			103.4	73.6	103.0
Adjustment related to realized (gains) losses on available-for-sale securities			68.2	73.0	(18.7)
Adjustment related to unrealized (gains) losses on available-for-sale securities			(90.0)	(201.3)	(54.3)
Other*			0.2	(14.8)	—

Balance at end-of-period			894.3	824.7	854.6

Roll Forward of Present Value of In-Force
Balance at beginning-of-period			169.2	154.5	122.7
Amortization			(14.7)	(31.8)	(9.5)

Balance at end-of-period			154.5	122.7	113.2

* Includes the transfer of the Legacy Life block of business to the Life Insurance segment in the first quarter of 2002.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2004	Page 16

Lincoln Retirement

Income Statements & Operational Data

Unaudited [Millions of Dollars]

For the Quarter Ended	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004
Revenue
Premiums	12.2	13.1	13.4	8.7	5.5	3.0	7.8	5.6	6.5
Surrender charges	7.9	7.2	8.7	7.4	6.9	8.5	7.4	6.2	5.9
Expense assessments	121.0	120.7	103.9	100.6	97.6	104.3	115.2	124.8	137.3
Other revenue and fees	5.8	(1.3)	(4.0)	2.7	(1.4)	1.3	8.3	0.5	(0.8)
Net investment income	356.6	359.1	363.5	378.3	367.0	369.8	377.4	369.5	379.0
Realized gains (losses) on investments	(50.5)	(56.2)	(43.8)	(46.1)	(76.8)	0.9	18.6	44.7	(5.7)
Gains (losses) on derivatives	0.0	(0.1)	(1.1)	(0.1)	(1.0)	(1.5)	1.7	(5.8)	(3.7)
Gain (loss) on reinsurance derivative/trading account securities								2.8	(2.1)
Mark-to-market adjustment on reclassification from AFS to trading account securities								86.0

Total Revenue	453.0	442.6	440.7	451.4	397.8	486.4	536.3	634.2	516.5

Benefits and Expenses
Benefits paid or provided:
Benefits	55.4	72.5	107.8	78.4	65.0	34.8	44.6	37.1	54.1
Interest credited to policy balances	226.1	221.8	224.2	231.7	220.1	217.1	216.5	214.0	207.8
Def. sales inducements net of amortization	(3.0)	(3.5)	(2.9)	(3.2)	(3.3)	(2.4)	(2.8)	(5.6)	(9.0)

Total insurance benefits	278.5	290.9	329.1	306.9	281.8	249.5	258.2	245.5	252.8
Underwriting, acquisition, insurance and other expenses:
Commissions	82.4	82.5	83.0	72.8	66.8	74.2	80.7	96.8	102.9
Other volume related expenses	10.0	16.9	19.6	18.1	14.0	14.7	16.1	22.8	38.8
Operating and administrative expenses	54.6	53.8	53.0	69.9	54.0	56.6	57.0	58.5	51.7
Restructuring charges		1.6				6.2	8.4	5.5	1.8
Taxes, licenses and fees	4.7	4.2	3.0	(0.5)	5.7	4.3	3.7	4.0	5.2

Subtotal	151.8	159.0	158.6	160.4	140.4	156.0	166.0	187.6	200.5
Deferral of acquisition costs	(58.4)	(56.8)	(62.9)	(50.9)	(43.6)	(47.4)	(58.9)	(73.5)	(101.9)
DAC amortization	32.3	47.7	47.0	28.4	30.1	27.2	31.6	31.5	41.5

DAC deferral net of amortization	(26.1)	(9.1)	(16.0)	(22.5)	(13.5)	(20.2)	(27.2)	(42.0)	(60.4)
PVIF amortization	3.8	3.9	4.1	20.0	2.3	2.1	3.3	1.8	3.3

Total underwriting, acquisition, insurance and other expenses	129.5	153.8	146.7	157.9	129.2	137.9	142.1	147.4	143.4

Total Benefits and Expenses	408.0	444.7	475.8	464.8	411.0	387.4	400.3	392.9	396.2

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	45.1	(2.2)	(35.1)	(13.4)	(13.3)	99.0	135.9	241.4	120.3
Federal income taxes	(1.5)	(11.3)	(28.0)	(18.4)	(20.1)	17.3	33.9	67.9	26.7

Income Before Cumulative Effect of Accounting Change	46.6	9.2	(7.0)	5.0	6.9	81.7	102.0	173.5	93.6

Cumulative effect of accounting change								(63.6)	(21.8)

Net Income	46.6	9.2	(7.0)	5.0	6.9	81.7	102.0	109.9	71.8

Less:
Restructuring charges		(1.0)				(4.0)	(5.5)	(3.6)	(1.2)
Realized gains (losses) on investments	(32.8)	(36.6)	(28.0)	(30.4)	(50.3)	1.0	12.1	29.1	(3.7)
Gains (losses) on derivatives	0.0	0.1	(0.8)	(0.0)	(0.2)	(1.4)	1.1	(3.8)	(2.4)
Net gain (loss) on reinsurance derivative/trading account securities								1.8	(1.4)
Mark-to-market adjustment on reclassification from AFS to trading account securities								55.9
Cumulative effect of accounting change								(63.6)	(21.8)

Income from Operations	79.4	46.8	21.8	35.4	57.4	86.1	94.3	94.1	102.2

Effective tax rate on Income from Operations	16.9%	16.0%	(121.8%)	(8.1%)	11.0%	18.6%	24.0%	21.1%	23.5%

Revenue	453.0	442.6	440.7	451.4	397.8	486.4	536.3	634.2	516.5
Less:
Realized gains (losses) on investments	(50.5)	(56.2)	(43.8)	(46.1)	(76.8)	0.9	18.6	44.7	(5.7)
Gains (losses) on derivatives	0.0	(0.1)	(1.1)	(0.1)	(1.0)	(1.5)	1.7	(5.8)	(3.7)
Gain (loss) on reinsurance derivative/trading account securities								2.8	(2.1)
Mark-to-market adjustment on reclassification from AFS to trading account securities								86.0

Operating Revenue	503.5	498.8	485.6	497.6	475.5	487.0	516.0	506.6	528.0

Average capital	2,046.1	2,396.3	2,411.1	2,504.9	2,526.7	2,262.3	2,386.7	2,425.4	2,532.6
Net Income return on average capital	9.1%	1.5%	(1.2%)	0.8%	1.1%	14.4%	17.1%	18.1%	11.3%
Income from operations return on average capital	15.5%	7.8%	3.6%	5.7%	9.1%	15.2%	15.8%	15.5%	16.1%
Roll Forward of Deferred Acquisition Costs
Balance at beginning-of-quarter	894.3	1,009.4	942.7	816.0	824.7	786.2	616.3	721.7	854.6
Deferral	58.4	56.8	62.9	50.9	43.6	47.4	58.9	73.5	101.9
Amortization	(32.3)	(47.7)	(47.0)	(28.4)	(30.1)	(27.2)	(31.6)	(31.5)	(41.5)

Included in Total Benefits and Expenses	26.1	9.1	16.0	22.5	13.5	20.2	27.2	42.0	60.4
Adjustment related to realized (gains) losses on available-for-sale securities	25.7	20.9	10.3	16.1	21.8	7.9	(31.8)	(16.7)	(10.2)
Adjustment related to unrealized (gains) losses on available-for-sale securities	78.2	(96.6)	(153.1)	(29.9)	(73.9)	(197.9)	109.9	107.6	(113.9)
Other*	(14.8)
Cumulative effect of accounting change									(42.3)

Balance at end-of-quarter	1,009.4	942.7	816.0	824.7	786.2	616.3	721.7	854.6	748.7

Roll Forward of Present Value of In-Force

Balance at beginning-of-quarter	154.5	150.7	146.8	142.7	122.7	120.4	118.3	115.0	113.2
Amortization	(3.8)	(3.9)	(4.1)	(20.0)	(2.3)	(2.1)	(3.3)	(1.8)	(3.3)
Cumulative effect of accounting change									(0.6)

Balance at end-of-quarter	150.7	146.8	142.7	122.7	120.4	118.3	115.0	113.2	109.4

*	Includes the transfer of the Legacy Life block of business to the Life Insurance segment in the first quarter of 2002.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2004	Page 17

Lincoln Retirement

Annuity Account Value Rollforward

Unaudited [Billions of Dollars]

	1999	2000	2001	2002	2003
Fixed Annuities- Bal Beg-of-Year	18.111	18.210	16.615	18.004	20.087

Gross Deposits	2.563	2.074	3.342	3.672	3.125
Withdrawals (incl charges) & deaths	(2.521)	(3.283)	(2.448)	(2.637)	(2.074)

Net flows	0.042	(1.209)	0.894	1.035	1.051
Transfer from (to) var annuities	(0.783)	(1.329)	(0.428)	0.108	(0.817)
Interest credited	0.840	0.944	0.923	0.940	0.899
Acq of new business/companies

Fixed Annuities-Gross	18.210	16.615	18.004	20.087	21.220
Reinsurance Ceded	(1.419)	(1.221)	(1.514)	(2.003)	(2.353)

Fixed Annuities-Bal End -of-Year	16.791	15.394	16.491	18.085	18.868

Fixed Annuities Incremental Deposits *	2.310	1.918	3.213	3.600	3.067

Variable Annuities-Bal Beg-of-Year	33.358	41.493	39.427	34.638	27.438

Gross Deposits	2.553	3.165	3.067	2.743	3.119
Withdrawals (incl charges) & deaths	(3.760)	(4.830)	(3.856)	(3.325)	(3.162)

Net flows	(1.207)	(1.665)	(0.789)	(0.582)	(0.044)
Transfer from (to) fixed annuities	0.787	1.320	0.428	(0.122)	0.809
Invest inc & change in mkt value	8.555	(1.721)	(4.428)	(6.497)	7.583
Acq(sale) of new business/companies

Var Annuities-Bal End-of-Year	41.493	39.427	34.638	27.438	35.786

Variable Annuities Incremental Deposits *	2.409	2.667	2.624	2.569	3.019
Total Annuities - Bal Beg-of-Year	51.469	59.703	56.042	52.642	47.525

Gross Deposits	5.116	5.239	6.409	6.415	6.244
Withdrawals (incl charges) & deaths	(6.281)	(8.113)	(6.304)	(5.962)	(5.236)

Net flows	(1.165)	(2.874)	0.105	0.453	1.007
Transfers	0.004	(0.009)		(0.013)	(0.008)
Interest credited & change in mkt value	9.395	(0.777)	(3.505)	(5.558)	8.482
Acq of new business/companies

Total Gross Annuities-Bal End-of-Year	59.703	56.042	52.642	47.525	57.007

Reinsurance Ceded	(1.419)	(1.221)	(1.514)	(2.003)	(2.353)

Total Annuities (Net of Ceded) - Bal End-of-Year	58.284	54.821	51.128	45.522	54.654

Total Annuities Incremental Deposits *	4.719	4.585	5.837	6.169	6.086

Var Ann Under Agree - Included above	0.719	0.941	1.077	1.186	2.166

* Incremental Deposits represent gross deposits reduced by transfers from other Lincoln Retirement products.

Fixed Annuities - excluding fixed portion of variable contracts
Deposits	0.709	0.459	1.712	1.844	1.415
Withdrawals	(1.367)	(2.271)	(1.604)	(1.473)	(0.934)

Net Flows	(0.658)	(1.812)	0.108	0.371	0.481

Gross Fixed Account Values				10.475	11.440
Reinsurance Ceded				(2.003)	(2.353)

Net Fixed Account Values				8.473	9.087

Variable Annuities - including fixed portion of variable contracts
Deposits	4.407	4.780	4.697	4.571	4.829
Withdrawals	(4.915)	(5.842)	(4.700)	(4.489)	(4.302)

Net Flows	(0.508)	(1.062)	(0.003)	0.082	0.527

Variable Account Values				37.050	45.567

Fixed Portion of Variable Contracts
Deposits	1.853	1.615	1.630	1.828	1.710
Withdrawals	(1.154)	(1.012)	(0.844)	(1.164)	(1.140)

Net Flows	0.699	0.603	0.786	0.664	0.570

Fixed Portion of Variable Account Values				9.612	9.781

Average Daily Variable Account Values	35.932	41.776	35.573	30.826	30.372

Annuity Product Spread Information (1)

Net Investment Income (2)	7.22%	7.38%	7.38%	6.98%	6.41%
Interest Credited to Policyholders	5.13%	5.24%	5.33%	4.87%	4.25%

Spread (2)	2.09%	2.14%	2.05%	2.11%	2.16%

(1)	For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on annuity products less bonus credits and excess DCA interest, divided by average fixed account values net of co-insured account values. Fixed account values reinsured under modified co-insurance agreements are included in account values for this calculation since assets (and therefore margin) are retained under these agreements.
(2)	The net investment income and spread reported above includes earnings from mortgage loan prepayments and make-wholes. The impact of prepayments and make-wholes on investment income and spread was 0.06% in 2003 and 0.07% in 2002.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2004	PAGE 18

Lincoln Retirement

Annuity Account Value Rollforward

Unaudited [Billions of Dollars]

	Jun 2001	Sep 2001	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004
Fixed Annuities-Bal Beg-of-Quarter	16.599	16.697	17.317	18.004	18.178	18.680	19.562	20.087	20.612	20.864	21.132	21.220

Gross Deposits	0.668	0.896	1.218	0.906	0.853	1.091	0.822	0.776	0.778	0.778	0.792	0.817
Withdrawals (incl charges) & deaths	(0.574)	(0.525)	(0.562)	(0.730)	(0.551)	(0.825)	(0.531)	(0.524)	(0.501)	(0.492)	(0.557)	(0.571)

Net flows	0.094	0.372	0.656	0.176	0.302	0.265	0.291	0.253	0.277	0.286	0.235	0.246
Transfer from (to) var annuities	(0.222)	0.021	(0.213)	(0.232)	(0.032)	0.379	(0.007)	0.046	(0.250)	(0.243)	(0.369)	(0.399)
Interest credited	0.226	0.228	0.244	0.230	0.231	0.238	0.240	0.226	0.226	0.225	0.223	0.213
Fixed Annuities-Gross	16.697	17.317	18.004	18.178	18.680	19.562	20.087	20.612	20.864	21.132	21.220	21.280
Reinsurance Ceded	(1.146)	(1.266)	(1.514)	(1.645)	(1.770)	(1.913)	(2.003)	(2.075)	(2.169)	(2.264)	(2.353)	(2.350)

Fixed Annuities-Bal End-of-Quarter	15.551	16.051	16.491	16.534	16.910	17.650	18.085	18.537	18.696	18.868	18.868	18.930

Fixed Annuities Incremental Deposits *	0.611	0.873	1.193	0.881	0.839	1.072	0.808	0.753	0.768	0.767	0.779	0.795

Variable Annuities-Bal Beg-of-Quarter	34.733	36.961	30.506	34.638	35.150	31.206	25.942	27.438	26.474	30.457	31.709	35.786

Gross Deposits	0.703	0.684	0.793	0.808	0.787	0.603	0.545	0.648	0.584	0.800	1.087	1.407
Withdrawals (incl charges) & deaths	(0.993)	(0.795)	(0.818)	(0.896)	(0.866)	(0.800)	(0.763)	(0.806)	(0.762)	(0.809)	(0.786)	(0.941)

Net flows	(0.290)	(0.111)	(0.025)	(0.088)	(0.079)	(0.197)	(0.217)	(0.158)	(0.178)	(0.009)	0.300	0.465
Transfer from (to) fixed annuities	0.227	(0.023)	0.213	0.234	0.032	(0.388)	0.000	(0.048)	0.249	0.243	0.365	0.400
Invest inc & change in mkt value	2.291	(6.321)	3.944	0.366	(3.897)	(4.679)	1.713	(0.759)	3.912	1.018	3.412	0.968

Var Annuities-Bal End-of-Quarter	36.961	30.506	34.638	35.150	31.206	25.942	27.438	26.474	30.457	31.709	35.786	37.619

Variable Annuities Incremental Deposits *	0.612	0.604	0.725	0.725	0.744	0.573	0.528	0.629	0.560	0.776	1.053	1.370

Total Annuities - Bal Beg-of-Quarter	51.332	53.658	47.824	52.643	53.329	49.886	45.504	47.525	47.086	51.321	52.841	57.007

Gross Deposits	1.371	1.580	2.011	1.714	1.640	1.694	1.368	1.424	1.363	1.578	1.879	2.223
Withdrawals (incl charges) & deaths	(1.567)	(1.320)	(1.380)	(1.626)	(1.417)	(1.626)	(1.294)	(1.329)	(1.263)	(1.301)	(1.343)	(1.512)

Net flows	(0.196)	0.261	0.631	0.088	0.223	0.068	0.074	0.095	0.099	0.277	0.536	0.712
Transfers	0.005	(0.002)		0.002	0.000	(0.009)	(0.006)	(0.002)	(0.002)	0.001	(0.004)	0.001
Interest credited & change in mkt value	2.517	(6.093)	4.188	0.596	(3.666)	(4.441)	1.953	(0.532)	4.137	1.243	3.634	1.181
Total Gross Annuities - Bal End-of-Quarter	53.658	47.824	52.643	53.329	49.886	45.504	47.525	47.086	51.321	52.841	57.007	58.900
Reinsurance Ceded	(1.146)	(1.266)	(1.514)	(1.645)	(1.770)	(1.913)	(2.003)	(2.075)	(2.169)	(2.264)	(2.353)	(2.350)

Total Annuities (Net of Ceded) - Bal End-of-Qtr	52.512	46.558	51.129	51.684	48.116	43.591	45.522	45.011	49.152	50.577	54.654	56.549

Total Annuities Incremental Deposits *	1.223	1.477	1.918	1.606	1.583	1.645	1.336	1.382	1.328	1.543	1.833	2.165
Var Ann Under Agree - Included above	0.975	0.907	1.077	1.207	1.175	1.083	1.186	1.355	1.637	1.820	2.166	2.463
* Incremental Deposits represent gross deposits reduced by transfers from other Lincoln Retirement products.

Fixed Annuities - excluding fixed portion of variable contracts
Deposits	0.329	0.489	0.734	0.505	0.430	0.559	0.351	0.368	0.356	0.344	0.347	0.365
Withdrawals	(0.356)	(0.340)	(0.352)	(0.463)	(0.267)	(0.516)	(0.228)	(0.208)	(0.235)	(0.238)	(0.253)	(0.269)

Net Flows	(0.027)	0.149	0.382	0.042	0.163	0.042	0.123	0.160	0.121	0.106	0.094	0.096

Gross Fixed Account Values				9.761	10.048	10.219	10.475	10.759	11.001	11.226	11.440	11.649
Reinsurance Ceded				(1.645)	(1.770)	(1.913)	(2.003)	(2.075)	(2.169)	(2.264)	(2.353)	(2.350)

Net Fixed Account Values				8.116	8.278	8.306	8.473	8.684	8.832	8.962	9.087	9.299

Variable Annuities - including fixed portion of variable contracts
Deposits	1.042	1.091	1.277	1.209	1.210	1.135	1.017	1.056	1.007	1.234	1.532	1.859
Withdrawals	(1.211)	(0.979)	(1.028)	(1.163)	(1.150)	(1.109)	(1.066)	(1.121)	(1.028)	(1.063)	(1.090)	(1.243)

Net Flows	(0.169)	0.112	0.249	0.046	0.060	0.026	(0.049)	(0.065)	(0.022)	0.172	0.442	0.616

Variable Account Values				43.568	39.839	35.286	37.050	36.327	40.320	41.616	45.567	47.251

Fixed Portion of Variable Contracts
Deposits	0.339	0.407	0.484	0.401	0.423	0.532	0.472	0.408	0.422	0.434	0.445	0.452
Withdrawals	(0.218)	(0.184)	(0.210)	(0.267)	(0.284)	(0.309)	(0.303)	(0.316)	(0.266)	(0.254)	(0.304)	(0.302)

Net Flows	0.121	0.223	0.274	0.134	0.139	0.223	0.169	0.093	0.156	0.180	0.141	0.151

Fixed Portion of Variable Account Values				8.418	8.632	9.344	9.612	9.853	9.864	9.906	9.781	9.631

Average Daily Variable Account Values	36.499	34.399	33.216	34.341	33.502	28.023	27.431	26.907	29.195	31.490	33.897	37.160
Annuity Product Spread Information (1)

Net Investment Income (2)(3)	7.45%	7.33%	7.26%	7.15%	7.11%	6.87%	6.89%	6.61%	6.49%	6.42%	6.13%	6.43%
Interest Credited to Policyholders	5.29%	5.34%	5.28%	5.14%	4.92%	4.76%	4.72%	4.42%	4.29%	4.20%	4.09%	3.97%

Spread (2)(3)	2.16%	1.99%	1.98%	2.01%	2.18%	2.11%	2.17%	2.19%	2.20%	2.22%	2.04%	2.46%

(1)	For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on annuity products less bonus credits and excess DCA interest, divided by average fixed account values net of co-insured account values. Fixed account values reinsured under modified co-insurance agreements are included in account values for this calculation since assets (and therefore margin) are retained under these agreements.
(2)	The net investment income and spread reported above includes earnings from mortgage loan prepayments and make-wholes. The impact of prepayments and make-wholes on investment income and spread was 0.07% in the 1st quarter of 2004, 0.03% in the 4th quarter of 2003, and 0.00% in the 1st quarter of 2003.
(3)	The first quarter 2004 includes income from contingent interest received, which contributed $13.0 million to net investment income or 27 bps to the yield and spread.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2004	PAGE 19

Life Insurance Segment

Income Statements

Unaudited [Millions of Dollars]

For the Year Ended December 31	1999	2000	2001	2002	2003
Revenue
Premiums	235.8	227.3	212.4	203.8	194.9
Surrender charges	66.3	66.4	66.1	54.1	53.6
Mortality assessments	444.6	465.2	499.4	501.5	516.7
Expense assessments	165.8	191.8	191.4	199.5	201.8
Other revenue and fees	9.8	14.2	17.9	23.7	28.0
Net investment income	840.1	871.5	910.2	899.1	911.1
Realized gains (losses) on investments	(2.2)	(17.4)	(57.6)	(98.2)	3.6
Gains (losses) on derivatives			0.7	1.5	(3.6)
Gain (loss) on reinsurance derivative/trading account securities					(0.6)

Total Revenue	1,760.4	1,819.0	1,840.6	1,785.0	1,905.5

Benefits and Expenses
Benefits paid or provided:
Benefits	430.4	411.5	418.6	427.4	416.0
Div accum & div to policyholders	81.5	80.8	78.5	76.0	81.6
Interest credited to policy bal.	493.8	525.4	569.9	598.6	598.2

Total insurance benefits	1,005.8	1,017.8	1,067.0	1,101.9	1,095.8
Underwriting, acquisition, insurance and other expenses:
Commissions	163.4	152.8	142.1	139.8	141.8
Other volume related expenses	185.6	200.9	176.4	190.4	208.3
Operating and administrative expenses	171.2	169.4	166.8	162.2	166.2
Restructuring Charges			5.4		19.5
Taxes, licenses and fees	51.8	48.5	49.2	53.2	62.2
Par policyholder interests	3.3	1.1

Subtotal	575.2	572.6	539.9	545.6	598.0
Deferral of acquisition costs			(324.8)	(336.5)	(370.8)
DAC amortization			95.0	105.8	135.5

DAC deferral net of amortization	(235.0)	(286.5)	(229.8)	(230.7)	(235.2)
PVIF amortization	58.8	103.7	75.9	73.9	81.4

Total underwriting, acquisition, insurance and other expenses	399.1	389.8	385.9	388.8	444.2
Goodwill amortization	23.4	23.7	23.7

Total Benefits and Expenses	1,428.2	1,431.4	1,476.6	1,490.8	1,540.1

Income from Before Federal Income Tax and Cumulative Effect of Accounting Change	332.2	387.6	364.0	294.2	365.4
Federal income taxes	120.6	141.6	129.2	88.1	113.9

Income Before Cumulative Effect of Accounting Change	211.5	246.0	234.8	206.1	251.5

Cumulative effect of accounting changes			(5.5)		0.6

Net Income	211.5	246.0	229.3	206.1	252.1

Less:
Restructuring charges			(3.5)		(12.7)
Realized gains (losses) on investments	(0.5)	(10.7)	(38.5)	(63.8)	2.3
Gains (losses) on derivatives			1.6	1.0	(2.3)
Net gain (loss) on reinsurance derivative/trading account securities					(0.4)
Cumulative effect of accounting change			(5.5)		0.6

Income from Operations	212.0	256.7	275.3	269.0	264.5

Effective tax rate on Income from Operations	36.6%	36.6%	35.4%	31.2%	31.4%
Revenue	1760.4	1,819.0	1,840.6	1,785.0	1,905.5
Less:
Realized gains (losses) on investments	(2.2)	(17.4)	(57.6)	(98.2)	3.6
Gains (losses) on derivatives			0.7	1.5	(3.6)
Gain (loss) on reinsurance derivative/trading account securities					(0.6)

Operating Revenue	1,762.6	1,836.4	1,897.5	1,881.7	1,906.1

Average capital	2,712.3	2,641.3	2,734.4	2,846.3	2,849.9
Net Income return on average capital	7.8%	9.3%	8.4%	7.2%	8.8%
Income from operations return on average capital	7.8%	9.7%	10.1%	9.4%	9.3%
Roll Forward of Deferred Acquisition Costs
Balance at beginning-of-period			1,079.3	1,265.7	1,424.5
Deferral			324.8	336.5	370.8
Amortization			(95.0)	(105.8)	(135.5)

Included in Total Benefits and Expenses			229.8	230.7	235.2
Adjustment related to realized (gains) losses on available-for-sale securities			43.0	39.7	(31.9)
Adjustment related to unrealized (gains) losses on available-for-sale securities			(89.0)	(130.9)	(49.5)
Other*			2.5	19.3

Balance at end-of-period			1,265.7	1,424.5	1,578.3

Roll Forward of Present Value of In-Force
Balance at beginning-of-period			1,040.5	964.0	890.1
Amortization			(75.9)	(73.9)	(81.4)
Other			(0.7)	(0.0)

Balance at end-of-period			964.0	890.1	808.6

*	Includes the transfer of the Legacy Life block of business from the Lincoln Retirement segment in the first quarter of 2002.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2004	PAGE 20

Life Insurance Segment

Income Statements

Unaudited [Millions of Dollars]

For the Quarter Ended	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004
Revenue
Premiums	51.1	47.6	48.6	56.4	47.8	49.7	45.2	52.2	47.9
Surrender charges	11.7	13.5	13.4	15.5	11.4	12.4	13.7	16.1	13.8
Mortality assessments	123.9	123.9	126.3	127.3	129.7	128.4	130.2	128.4	128.5
Expense assessments	46.9	47.2	49.2	56.3	48.3	49.6	48.9	55.0	49.8
Other revenue and fees	5.7	6.7	5.1	6.2	5.8	7.3	6.4	8.4	7.8
Net investment income	226.0	225.7	224.1	223.3	227.6	229.0	226.4	228.1	235.7
Realized gains (losses) on investments	(41.4)	(25.4)	(25.9)	(5.5)	(12.7)	(2.6)	(1.7)	20.5	(3.9)
Gains (losses) on derivatives	0.0	0.6	0.7	0.1	(0.5)	0.3	(0.3)	(3.1)	(0.0)
Gain (loss) on reinsurance derivative/trading account securities								(0.6)	(0.3)

Total Revenue	423.9	439.8	441.6	479.6	457.5	474.0	468.9	505.0	479.2

Benefits and Expenses
Benefits paid or provided:
Benefits	104.1	103.6	105.2	114.6	103.8	110.5	118.5	83.2	97.4
Div accum & div to policyholders	17.8	18.2	17.2	22.8	14.4	17.6	15.9	33.8	18.5
Interest credited to policy bal.	146.3	148.9	152.6	150.7	150.1	149.8	150.7	147.5	144.8

Total insurance benefits	268.1	270.8	275.1	288.0	268.3	277.9	285.1	264.5	260.7
Underwriting, acquisition, insurance and other expenses:
Commissions	34.6	34.8	31.8	38.6	32.4	30.7	34.4	44.3	31.4
Other volume related expenses	42.7	43.6	45.8	58.3	54.2	43.2	48.3	62.6	46.5
Operating and administrative expenses	38.2	38.2	41.1	44.7	40.6	38.5	41.7	45.4	38.5
Restructuring charges					5.5	7.3	2.5	4.2	2.7
Taxes, licenses and fees	13.2	15.3	13.2	11.5	14.4	13.8	16.1	18.0	12.4

Subtotal	128.6	132.0	131.8	153.2	147.1	133.4	143.0	174.4	131.6
Deferral of acquisition costs	(74.3)	(82.2)	(78.6)	(101.4)	(91.0)	(79.7)	(88.0)	(112.1)	(83.7)
DAC amortization	22.1	23.6	23.9	36.3	47.0	29.5	21.1	38.0	48.7

DAC deferral net of amortization	(52.3)	(58.6)	(54.8)	(65.1)	(44.0)	(50.2)	(66.9)	(74.1)	(35.0)
PVIF amortization	16.9	16.3	23.3	17.4	17.4	17.2	26.9	19.9	18.5

Total underwriting, acquisition, insurance and other expenses	93.2	89.6	100.4	105.5	120.5	100.4	103.0	120.2	115.1

Total Benefits and Expenses	361.3	360.4	375.5	393.6	388.8	378.3	388.1	384.8	375.8

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	62.6	79.4	66.1	86.0	68.7	95.7	80.8	120.3	103.4
Federal income taxes	19.1	22.7	19.7	26.5	20.2	30.1	24.9	38.7	33.1

Income Before Cumulative Effect of Accounting Change	43.5	56.7	46.4	59.5	48.5	65.6	55.8	81.6	70.3

Cumulative effect of accounting change								0.6	(2.7)

Net Income	43.5	56.7	46.4	59.5	48.5	65.6	55.8	82.2	67.5

Less:
Restructuring charges					(3.6)	(4.7)	(1.6)	(2.7)	(1.8)
Realized gains (losses) on investments	(26.9)	(16.4)	(16.9)	(3.6)	(8.1)	(1.9)	(1.1)	13.4	(2.6)
Gains (losses) on derivatives	0.0	0.3	0.6	0.1	(0.5)	0.4	(0.2)	(2.0)	(0.0)
Net gain (loss) on reinsurance derivative/trading account securities								(0.4)	(0.2)
Cumulative effect of accounting change								0.6	(2.7)

Income from Operations	70.4	72.8	62.7	63.1	60.7	71.8	58.7	73.4	74.8

Effective tax rate on Income from Operations	32.3%	30.1%	31.3%	31.0%	30.6%	31.8%	31.1%	31.8%	32.2%
Revenue	423.9	439.8	441.6	479.6	457.5	474.0	468.9	505.0	479.2
Less:
Realized gains (losses) on investments	(41.4)	(25.4)	(25.9)	(5.5)	(12.7)	(2.6)	(1.7)	20.5	(3.9)
Gains (losses) on derivatives	0.0	0.6	0.7	0.1	(0.5)	0.3	(0.3)	(3.1)	(0.0)
Gain (loss) on reinsurance derivative/trading account securities								(0.6)	(0.3)

Operating Revenue	465.3	464.6	466.8	485.0	470.7	476.2	470.8	488.2	483.4

Average capital	2,805.9	2,870.1	2,857.6	2,851.5	2,864.2	2,792.7	2,849.0	2,893.7	2,927.4
Net Income return on average capital	6.2%	7.9%	6.5%	8.3%	6.8%	9.4%	7.8%	11.4%	9.2%
Income from operations return on average capital	10.0%	10.1%	8.8%	8.8%	8.5%	10.3%	8.2%	10.1%	10.2%
Roll Forward of Deferred Acquisition Costs
Balance at beginning-of-quarter	1,265.6	1,385.3	1,404.9	1,362.2	1,424.5	1,447.7	1,381.3	1,483.4	1,578.3
Deferral	74.3	82.2	78.6	101.4	91.0	79.7	88.0	112.1	83.7
Amortization	(22.1)	(23.6)	(23.9)	(36.3)	(47.0)	(29.5)	(21.1)	(38.0)	(48.7)

Included in Total Benefits and Expenses	52.3	58.6	54.8	65.1	44.0	50.2	66.9	74.1	35.0
Adjustment related to realized (gains) losses on available-for-sale securities	15.8	11.2	11.7	1.0	7.0	(0.3)	(27.6)	(11.0)	(3.8)
Adjustment related to unrealized (gains) losses on available-for-sale securities	34.0	(51.9)	(109.3)	(3.7)	(27.9)	(116.3)	62.8	31.9	(77.6)
Other*	17.6	1.7							3.0

Balance at end-of-quarter	1,385.3	1,404.9	1,362.2	1,424.5	1,447.7	1,381.3	1,483.4	1,578.3	1,534.8

Roll Forward of Present Value of In-Force
Balance at beginning-of-quarter	964.0	947.1	930.7	907.4	890.1	872.7	855.5	828.5	808.6
Amortization	(16.9)	(16.3)	(23.3)	(17.4)	(17.4)	(17.2)	(26.9)	(19.9)	(18.5)
Other		(0.1)		0.1

Balance at end-of-quarter	947.1	930.7	907.4	890.1	872.7	855.5	828.5	808.6	790.1

*	Includes the transfer of the Legacy Life block of business from the Lincoln Retirement segment in the first quarter of 2002. The first quarter of 2004 reflects the DAC unlocking resulting from the implementation of SOP 03-1.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2004	PAGE 21

Life Insurance Segment

Operational Data

Unaudited [Millions of Dollars]

For the Year Ended December 31	1999	2000	2001	2002	2003
First Year Premiums by Product (Millions)
Universal Life
Excluding MoneyGuard	229.4	195.1	184.7	356.9	417.0
MoneyGuard	113.5	94.1	107.9	138.4	224.7

Total	342.9	289.3	292.7	495.3	641.6
Variable Universal Life	142.2	218.7	228.6	134.5	79.4
Whole Life	23.9	22.4	26.3	30.3	34.4
Term	45.9	41.9	30.8	32.3	40.2

Total Retail	555.0	572.3	578.4	692.3	795.7
Corporate Owned Life Insurance (COLI)	14.7	87.0	47.3	88.1	125.7

Total	569.7	659.3	625.6	780.4	921.3

First Year Premiums by Distribution (Millions)
Lincoln Financial Advisors	188.3	200.6	196.1	201.7	230.0
Lincoln Financial Distributors	367.9	444.7	413.0	556.3	625.6
Other*	13.5	14.0	16.6	22.4	65.8

Total by Distribution	569.7	659.3	625.6	780.4	921.3

Life Insurance In-Force (Billions)
Universal Life & Other	109.288	115.872	121.168	126.016	129.623
Term Insurance	85.701	100.130	113.226	127.880	151.717

Total Life Segment In-Force	194.988	216.002	234.394	253.896	281.340

For the Quarter Ended	Jun 2001	Sep 2001	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004
First Year Premiums by Product (Millions)

Universal Life
Excluding MoneyGuard	46.8	36.2	65.7	57.4	63.8	98.0	137.8	84.5	93.8	114.2	124.5	95.7
MoneyGuard	23.2	31.3	31.9	29.0	35.1	34.9	39.3	46.3	48.9	58.2	71.4	56.2

Total	70.0	67.4	97.5	86.4	98.9	132.9	177.1	130.8	142.7	172.3	195.9	151.9
Variable Universal Life	52.2	50.1	70.2	39.0	42.4	26.1	27.0	24.4	14.1	16.6	24.4	22.5
Whole Life	5.1	6.7	10.4	5.2	6.4	7.7	11.0	6.5	7.1	8.5	12.3	10.8
Term	7.2	8.1	9.1	8.7	8.1	7.3	8.1	9.1	9.6	10.5	10.9	10.5

Total Retail	134.6	132.4	187.2	139.4	155.8	174.0	223.2	170.7	173.5	208.0	243.5	195.6
Corporate Owned Life Insurance (COLI)	21.0	5.1	14.2	6.9	46.6	7.8	26.8	10.6	61.8	23.7	29.6	14.2

Total	155.6	137.4	201.3	146.3	202.4	181.8	249.9	181.3	235.3	231.7	273.1	209.8

First Year Premiums by Distribution (Millions)
Lincoln Financial Advisors	48.2	41.8	68.0	41.5	48.3	46.9	64.9	42.1	48.4	66.9	72.6	51.3
Lincoln Financial Distributors	104.0	90.4	129.5	100.9	151.6	132.7	171.1	131.6	146.6	156.1	191.2	147.8
Other*	3.4	5.2	3.8	3.8	2.6	2.2	13.9	7.5	40.2	8.7	9.4	10.6

Total by Distribution	155.6	137.4	201.3	146.3	202.4	181.8	249.9	181.3	235.3	231.7	273.1	209.8

Insurance In-Force (Billions)
Universal Life & Other	118.007	119.029	121.168	122.316	123.674	124.085	126.016	126.414	127.276	127.855	129.623	129.669
Term Insurance	105.265	108.723	113.226	117.752	121.076	123.945	127.880	133.251	139.191	145.480	151.717	157.338

Total Segment In-Force	223.272	227.751	234.394	240.068	244.750	248.030	253.896	259.666	266.467	273.335	281.340	287.007

*	Other consists of distribution arrangements with third-party intermediaries.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2004	PAGE 22

Life Insurance Segment

Life Insurance Account Value Rollforward

Unaudited [Billions of Dollars]

	1999	2000	2001	2002	2003
Universal Life-Bal Beg-of-Year	6.259	6.650	6.976	7.508	8.211

Deposits	1.017	0.955	1.043	1.332	1.532
Withdrawals & deaths	(0.452)	(0.426)	(0.319)	(0.426)	(0.437)

Net flows	0.564	0.528	0.724	0.906	1.095
Policyholder assessments	(0.544)	(0.584)	(0.598)	(0.648)	(0.702)
Interest credited	0.370	0.382	0.405	0.428	0.427
Acq of new business/transfers between segments				0.018

Universal Life-Bal End of Year (1)	6.650	6.976	7.508	8.211	9.030

Variable Universal Life-Bal Beg-of-Year	1.200	1.605	1.808	1.746	1.690

Deposits	0.326	0.607	0.584	0.504	0.448
Withdrawals & deaths	(0.099)	(0.132)	(0.251)	(0.193)	(0.208)

Net flows	0.228	0.475	0.332	0.311	0.240
Policyholder assessments	(0.084)	(0.141)	(0.170)	(0.186)	(0.191)
Invest inc & chg in mkt value	0.370	(0.130)	(0.225)	(0.313)	0.457
Acq of new business/transfers between segments	(0.110)			0.132

Variable Universal Life-Bal End-of-Year	1.605	1.808	1.746	1.690	2.195

Interest Sensitive Whole Life - Bal Beg-of-Year	1.784	1.963	2.062	2.123	2.186

Deposits	0.355	0.322	0.307	0.301	0.279
Withdrawals & deaths	(0.162)	(0.168)	(0.200)	(0.199)	(0.236)

Net flows	0.193	0.154	0.107	0.103	0.043
Policyholder assessments	(0.168)	(0.168)	(0.164)	(0.167)	(0.159)
Interest credited	0.109	0.113	0.118	0.127	0.125
Acq of new business/transfers between segments	0.045

Int Sensitive Whole Life-Bal End -of -Year	1.963	2.062	2.123	2.186	2.195

Total Segment- Life Insurance Account Values
Bal Beg-of-Year	9.243	10.217	10.847	11.377	12.086

Deposits	1.698	1.884	1.934	2.138	2.259
Withdrawals & deaths	(0.713)	(0.727)	(0.771)	(0.818)	(0.881)

Net flows	0.985	1.158	1.163	1.320	1.377
Policyholder assessments	(0.795)	(0.893)	(0.931)	(1.002)	(1.053)
Invest inc & change in market value	0.849	0.364	0.299	0.241	1.009
Acq of new business/transfers between segments	(0.065)			0.150

Total Segment -Bal End-of-Year	10.217	10.847	11.377	12.086	13.420

Life Product Spread Information (2)
Interest Sensitive Products
Net Investment Income (3)			7.63%	7.30%	6.97%
Interest Credited to Policyholders			5.86%	5.77%	5.36%

Spread (3)			1.77%	1.53%	1.61%
Traditional Products
Net Investment Income (3)			7.49%	7.42%	6.99%

(1)	Includes fixed investment option of VUL products.
(2)	Interest Sensitive Products - For the life products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on life products divided by average fixed account values. Traditional Products - the yield on earning assets is calculated as net investment income on non-par investment portfolios divided by average earning assets. As of year ends 2001, 2002, and 2003, interest sensitive products represented 86%, 87%, and 88%, respectively, of total interest sensitive and traditional non-par earning assets.
(3)	The net investment income and spread reported above includes earnings from mortgage loan prepayments and make-wholes. The impact of prepayments and make-wholes on investment income and spread for interest sensitive products was 0.03% in 2003, 0.04% in 2002, and 0.06% in 2001. The impact for traditional products was 0.06% in 2003, 0.05% in 2002, and 0.13% in 2001.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2004	PAGE 23

Life Insurance Segment

Life Insurance Account Value Roll Forward

Unaudited [Billions of Dollars]

	Jun 2001	Sep 2001	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004
Universal Life-Bal Beg-of-Quarter	7.063	7.216	7.315	7.508	7.622	7.838	7.987	8.211	8.359	8.542	8.782	9.030

Deposits	0.270	0.233	0.314	0.248	0.364	0.310	0.410	0.316	0.350	0.426	0.440	0.342
Withdrawals & deaths	(0.071)	(0.085)	(0.073)	(0.097)	(0.096)	(0.108)	(0.125)	(0.107)	(0.101)	(0.117)	(0.113)	(0.117)

Net flows	0.199	0.147	0.241	0.150	0.268	0.201	0.286	0.210	0.249	0.309	0.327	0.225
Policyholder assessments	(0.147)	(0.150)	(0.153)	(0.158)	(0.158)	(0.162)	(0.170)	(0.168)	(0.171)	(0.178)	(0.185)	(0.183)
Interest credited	0.100	0.102	0.105	0.104	0.106	0.110	0.108	0.106	0.106	0.108	0.106	0.103
Acq of new business/transfers between segments	—	—	—	0.0		—	—	—	—	—	—	—

Universal Life-Bal End-of-Quarter (1)	7.216	7.315	7.508	7.622	7.838	7.987	8.211	8.359	8.542	8.782	9.030	9.175

Variable Universal Life-Bal Beg of Quarter	1.633	1.766	1.527	1.746	1.919	1.776	1.575	1.690	1.689	1.930	1.991	2.195

Deposits	0.138	0.124	0.186	0.129	0.147	0.102	0.126	0.118	0.114	0.093	0.123	0.106
Withdrawals & deaths	(0.060)	(0.055)	(0.088)	(0.055)	(0.057)	(0.034)	(0.047)	(0.036)	(0.050)	(0.048)	(0.074)	(0.073)

Net flows	0.078	0.069	0.098	0.074	0.090	0.068	0.079	0.082	0.064	0.045	0.049	0.032
Policyholder assessments	(0.041)	(0.042)	(0.045)	(0.047)	(0.046)	(0.046)	(0.047)	(0.049)	(0.048)	(0.046)	(0.049)	(0.048)
Invest inc & chg in mkt value	0.096	(0.266)	0.166	0.013	(0.186)	(0.224)	0.083	(0.034)	0.225	0.062	0.204	0.070
Acq of new business/transfers between segments	—	—	—	0.1		—	—	—	—	—	—	—

Variable Universal Life -Bal End-of-Quarter	1.766	1.527	1.746	1.919	1.776	1.575	1.690	1.689	1.930	1.991	2.195	2.249

Interest Sensitive Whole Life - Bal Beg-of-Quarter	2.068	2.084	2.096	2.123	2.126	2.145	2.164	2.186	2.185	2.191	2.185	2.195

Deposits	0.069	0.077	0.105	0.063	0.066	0.073	0.100	0.051	0.062	0.067	0.098	0.054
Withdrawals & deaths	(0.043)	(0.054)	(0.061)	(0.051)	(0.039)	(0.045)	(0.063)	(0.046)	(0.050)	(0.066)	(0.073)	(0.063)

Net flows	0.027	0.022	0.044	0.012	0.026	0.027	0.037	0.005	0.012	0.001	0.026	(0.009)
Policyholder assessments	(0.040)	(0.041)	(0.047)	(0.042)	(0.039)	(0.040)	(0.046)	(0.036)	(0.038)	(0.039)	(0.047)	(0.036)
Interest credited	0.030	0.030	0.030	0.033	0.032	0.031	0.031	0.030	0.032	0.032	0.031	0.032
Acq of new business/transfers between segments	—	—	—	—		—	—	—	—	—	—	—

Int Sensitive Whole Life-Bal End-of-Quarter	2.084	2.096	2.123	2.126	2.145	2.164	2.186	2.185	2.191	2.185	2.195	2.182

Total Segment- Life Insurance Account Values
Bal Beg-of-Quarter	10.764	11.066	10.939	11.377	11.667	11.759	11.726	12.086	12.233	12.663	12.958	13.420

Deposits	0.477	0.434	0.605	0.440	0.577	0.484	0.636	0.486	0.526	0.586	0.661	0.501
Withdrawals & deaths	(0.173)	(0.195)	(0.222)	(0.204)	(0.192)	(0.187)	(0.234)	(0.190)	(0.202)	(0.231)	(0.259)	(0.254)

Net flows	0.304	0.239	0.383	0.236	0.385	0.297	0.402	0.296	0.324	0.355	0.402	0.248
Policyholder assessments	(0.228)	(0.232)	(0.246)	(0.246)	(0.244)	(0.248)	(0.263)	(0.252)	(0.257)	(0.262)	(0.280)	(0.267)
Invest inc & change in market value	0.226	(0.134)	0.301	0.151	(0.049)	(0.082)	0.222	0.103	0.363	0.202	0.341	0.205
Acq of new business/transfers between segments	—	—	—	0.1		—	—	—	—	—	—	—

Total Segment - Bal End-of-Quarter	11.066	10.939	11.377	11.667	11.759	11.726	12.086	12.233	12.663	12.958	13.420	13.606

Life Product Spread Information (2)

Interest Sensitive Products
Net Investment Income (3)(4)	7.60%	7.73%	7.60%	7.47%	7.39%	7.26%	7.15%	7.21%	7.09%	6.90%	6.73%	6.84%
Interest Credited to Policyholders	5.87%	5.85%	5.90%	5.82%	5.83%	5.82%	5.63%	5.56%	5.43%	5.37%	5.12%	4.97%

Spread (3)(4)	1.74%	1.89%	1.70%	1.65%	1.56%	1.44%	1.52%	1.65%	1.65%	1.53%	1.61%	1.87%

Traditional Products
Net Investment Income (3)(4)	7.33%	7.95%	7.51%	7.42%	7.37%	7.58%	7.28%	7.16%	7.13%	6.99%	6.72%	7.33%

(1)	Includes fixed investment option of VUL products.
(2)	Interest Sensitive Products - For the life products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on life products divided by average fixed account values. Traditional Products - the yield on earning assets is calculated as net investment income on non-par investment portfolios divided by average earning assets. As of March 31, 2004, interest sensitive products represented 88% of total interest sensitive and traditional non-par earning assets.
(3)	The net investment income and spread reported above includes earnings from mortgage loan prepayments and make-wholes. The impact of prepayments and make-wholes on investment income and spread for interest sensitive products was 0.07% in the 1st quarter of 2004, 0.01% in the 4th quarter of 2003, and 0.01% in the 1st quarter of 2003. There was no impact for traditional products during the 1st quarter of 2004, an impact of 0.10% in the 4th quarter of 2003, and no impact during the 1st quarter of 2003.
(4)	The first quarter 2004 includes income from contingent interest received, which contributed $6.5 million to net investment income or 25 bps to the yield and spread on Interest Sensitive Products and $2.4 million to net investment income or 72 bps to the yield and spread on Traditional Products.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2004	PAGE 24

Investment Management

Income Statements

Unaudited [Millions of Dollars]

For the Year Ended December 31	1999	2000	2001	2002	2003
Revenue

Investment advisory fees - External	248.6	231.6	197.2	183.3	205.0
Investment advisory fees - Insurance Assets	103.0	112.4	105.0	97.7	101.2
Other revenue and fees	106.6	115.9	99.2	87.0	117.9
Net investment income	56.9	57.7	53.6	50.5	49.9
Realized gains (losses) on investments	(0.1)	(3.9)	(3.7)	(5.4)	0.4

Total Revenue	514.9	513.7	451.2	413.1	474.4

Benefits and Expenses
Underwriting, acquisition, insurance and other expenses:
Operating and administrative expenses	369.6	424.9	410.2	393.2	414.6
Restructuring Charges	12.5	7.1	0.6	(0.4)	7.1
Taxes, licenses and fees	10.3	11.6	16.8	13.0	10.3

Subtotal	392.4	443.6	427.5	405.8	431.9
Other intangibles amortization	17.7	16.3	10.8	8.2	7.9

Total underwriting, acquisition, insurance and other expenses	410.1	459.9	438.3	414.0	439.8
Goodwill amortization	16.2	16.2	16.2

Total Benefits and Expenses	426.3	476.1	454.6	414.0	439.8

Income from Before Federal Income Tax and Cumulative Effect of Accounting Change	88.6	37.6	(3.3)	(0.9)	34.6

Federal income taxes	37.0	19.8	5.5	0.5	4.5

Income Before Cumulative Effect of Accounting Change	51.6	17.9	(8.9)	(1.4)	30.2

Cumulative effect of accounting change			(0.1)

Net Income	51.6	17.9	(9.0)	(1.4)	30.2

Less:
Realized gains (losses) on investments	(0.1)	(2.5)	(2.4)	(3.5)	0.3
Gains (losses) on derivatives
Restructuring charges	(9.2)	(4.6)	(0.4)	0.3	(4.6)
Cumulative effect of accounting change			(0.1)

Income from Operations	61.0	25.0	(6.1)	1.8	34.5

Net Income - before
- Goodwill Amortization	67.9	34.1	7.3	(1.4)	30.2
- Goodwill & Intang. Amort.	79.4	44.7	14.3	3.9	35.3

Income from Operations -before
- Goodwill Amortization	77.2	41.3	10.1	1.8	34.5
- before Goodwill & Intang. Amort	88.7	51.8	17.1	7.2	39.7

Revenue	514.9	513.7	451.2	413.1	474.4
Less:
Realized gains (losses) on investments	(0.1)	(3.9)	(3.7)	(5.4)	0.4

Operating Revenue	515.0	517.6	454.9	418.5	474.0

Average Capital (Securities at Cost)	593.7	582.0	557.0	581.2	602.4
Net Income return on average capital	8.7%	3.1%	(1.6%)	(0.2%)	5.0%
Inc. from oper. return on average capital	10.3%	4.3%	(1.1%)	0.3%	5.7%

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2004	PAGE 25

Investment Management

Income Statements

Unaudited [Millions of Dollars]

For the Quarter Ended	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004
Revenue
Investment advisory fees - External	48.0	47.8	42.9	44.7	44.2	49.4	53.2	58.3	62.7
Investment advisory fees - Insurance Assets	25.0	24.3	24.1	24.2	24.1	25.4	25.5	26.2	26.5
Other revenue and fees	23.0	22.0	19.9	22.1	22.0	29.5	29.5	36.9	33.7
Net investment income	12.8	12.7	12.4	12.7	12.1	12.1	13.2	12.5	12.2
Realized gains (losses) on investments	(1.5)	(0.7)	(1.8)	(1.5)	(0.4)	0.1	0.2	0.5	(2.3)

Total Revenue	107.3	106.1	97.5	102.2	102.1	116.4	121.7	134.3	132.9

Benefits and Expenses
Underwriting, acquisition, insurance and other expenses:
Operating and administrative expenses	97.2	100.8	99.4	95.8	95.2	104.4	101.6	113.3	111.1
Restructuring charges			(0.4)				5.3	1.7	1.5
Taxes, licenses and fees	4.6	4.2	1.9	2.4	3.0	2.8	2.4	2.1	3.9

Subtotal	101.8	105.0	100.9	98.2	98.2	107.2	109.3	117.1	116.5
Other intangibles amortization	2.2	2.0	2.0	2.0	2.0	2.0	2.0	2.0	2.0

Total underwriting, acquisition, insurance and other expenses	103.9	107.0	102.9	100.2	100.2	109.2	111.3	119.1	118.5

Total Benefits and Expenses	103.9	107.0	102.9	100.2	100.2	109.2	111.3	119.1	118.5

Income from Before Federal Income Tax and Cumulative Effect of Accounting Change	3.4	(1.0)	(5.4)	2.0	1.9	7.2	10.3	15.2	14.4
Federal income taxes	1.3	(0.2)	(1.5)	0.9	0.8	2.6	4.0	(3.0)	4.3

Income Before Cumulative Effect of Accounting Change	2.1	(0.8)	(3.9)	1.1	1.0	4.6	6.3	18.2	10.0

Cumulative effect of accounting change

Net Income	2.1	(0.8)	(3.9)	1.1	1.0	4.6	6.3	18.2	10.0

Less:
Realized gains (losses) on investments	(1.0)	(0.4)	(1.2)	(0.9)	(0.3)	0.0	0.1	0.3	(1.5)
Restructuring charges			0.3	0.0			(3.5)	(1.1)	(1.0)

Income from Operations	3.1	(0.3)	(3.0)	2.1	1.3	4.5	9.7	19.0	12.5

Net Income -before
Intangible Amortization	3.5	0.6	(2.6)	2.4	2.4	5.8	7.6	19.5	11.3
Income from Operations -before
Intangible Amortization	4.5	1.0	(1.7)	3.4	2.6	5.8	11.0	20.3	13.8

Revenue	107.3	106.1	97.5	102.2	102.1	116.4	121.7	134.3	132.9
Less:
Realized gains (losses) on investments	(1.5)	(0.7)	(1.8)	(1.5)	(0.4)	0.1	0.2	0.5	(2.3)
Gains (losses) on derivatives

Operating Revenue	108.9	106.7	99.3	103.6	102.5	116.3	121.4	133.8	135.2

Average Capital (Securities at Cost)	562.7	587.2	586.3	588.8	597.7	588.6	600.4	623.0	634.2
Net Income return on average capital	1.5%	(0.5)%	(2.6)%	0.8%	0.7%	3.1%	4.2%	11.7%	6.3%
Income from operations return on average capital	2.2%	(0.2)%	(2.0)%	1.4%	0.9%	3.1%	6.4%	12.2%	7.9%

3/31/2004	PAGE 26

Investment Management

Assets Under Management Rollforward

Unaudited [Billions of Dollars]

	1999	2000	2001	2002	2003
Retail Fixed - Bal Beg-of-Year	8.218	7.422	6.605	7.118	7.631
Fund Sales	0.991	0.769	0.876	1.218	1.792
Redemptions	(1.424)	(1.401)	(1.051)	(1.182)	(1.442)
Net Money Market	(0.111)	(0.207)	(0.046)	(0.050)	(0.028)
Transfers	0.177	(0.168)	0.405	0.206	(0.168)

Net Flows(1)	(0.367)	(1.007)	0.184	0.192	0.154
Market	(0.429)	0.096	0.330	0.321	0.401
Acquisitions/addition of Assets Under Administration(1)		0.094

Balance End-of-Year(1)	7.422	6.605	7.118	7.631	8.186

Retail Equity - Bal Beg-of-Year	22.081	23.384	21.525	17.990	14.917
Fund Sales	3.270	4.116	2.817	4.477	3.791
Redemptions	(4.972)	(4.431)	(2.838)	(3.690)	(2.830)
Net Money Market	(0.001)	0.001
Transfers	(0.144)	(0.178)	(0.538)	(0.173)	0.156

Net Flows(1)	(1.847)	(0.492)	(0.560)	0.614	1.117
Market	3.150	(1.709)	(2.975)	(3.688)	4.854
Acquisitions/addition of Assets Under Administration(1)		0.342

Balance at End-of-Year(1)	23.384	21.525	17.990	14.917	20.887

Total Retail - Bal Beg-of-Year	30.299	30.807	28.129	25.108	22.547
Retail Sales-Annuities	1.561	1.782	1.701	2.751	2.151
Retail Sales-Mutual Funds	2.151	2.577	1.523	1.829	2.315
Retail Sales-Managed Acct. & Other	0.549	0.525	0.469	1.115	1.116

Total Retail Sales	4.261	4.885	3.693	5.695	5.583
Redemptions	(6.396)	(5.832)	(3.889)	(4.873)	(4.272)
Net Money Market	(0.112)	(0.206)	(0.046)	(0.050)	(0.028)
Transfers	0.033	(0.346)	(0.133)	0.033	(0.012)

Net Flows(1)	(2.214)	(1.500)	(0.375)	0.806	1.271
Market	2.721	(1.613)	(2.646)	(3.366)	5.255
Acquisitions/addition of Assets Under Administration(1)		0.435

Balance at End-of-Year(1)	30.807	28.129	25.108	22.547	29.073

Institutional Fixed - Bal Beg-of-Year	6.955	6.936	6.111	5.489	7.237
Inflows	2.001	0.771	0.643	2.281	1.937
Withdrawals/Terminations	(1.700)	(1.973)	(1.229)	(1.146)	(1.226)
Transfers	(0.001)	(0.005)	0.017	0.004	0.005

Net Flows	0.300	(1.207)	(0.569)	1.139	0.716
Market	(0.319)	0.382	(0.053)	0.608	0.447

Balance at End-of-Year	6.936	6.111	5.489	7.237	8.399

Institutional Equity - Bal Beg-of-Year	24.236	23.632	19.114	17.815	16.711
Inflows	5.249	2.730	3.183	2.913	3.922
Withdrawals/Terminations	(7.800)	(7.209)	(2.879)	(1.991)	(2.178)
Transfers	0.012	(0.008)	0.035	0.045	0.018

Net Flows	(2.539)	(4.486)	0.338	0.967	1.762
Market	1.935	(0.031)	(1.637)	(2.071)	6.849

Balance at End-of-Year	23.632	19.114	17.815	16.711	25.322

Total Institutional - Bal Beg-of-Year	31.191	30.568	25.225	23.305	23.948
Inflows	7.250	3.501	3.826	5.194	5.859
Withdrawals/Terminations	(9.500)	(9.182)	(4.109)	(3.137)	(3.404)
Transfers	0.011	(0.013)	0.052	0.050	0.023

Net Flows	(2.239)	(5.693)	(0.231)	2.106	2.478
Market	1.616	0.351	(1.690)	(1.463)	7.296

Balance at End-of-Year	30.568	25.225	23.305	23.948	33.722

Total Retail/Institutional - At End-of-Year	61.375	53.355	48.412	46.495	62.794

Insurance Assets - At End-of-Year	35.934	35.686	38.119	41.104	43.024

Total Assets Under Management At End-of-Year	97.309	89.041	86.531	87.599	105.818

(1) Retail assets under management have been restated to include assets under administration beginning in January of 2000. Assets Under Administration were 1.038 billion at December 31, 2003.
Net Flows from Assets Under Administration:		0.018	0.081	0.263	0.195

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2004	PAGE 27

Investment Management

Assets Under Management Roll Forward

Unaudited [Billions of Dollars]

	Jun 2001	Sep 2001	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004
Retail Fixed - Bal-Beg-of-Qtr	6.747	6.764	7.203	7.118	7.086	7.167	7.514	7.631	7.907	8.190	8.083	8.186
Fund Sales	0.203	0.207	0.218	0.292	0.272	0.325	0.328	0.424	0.469	0.443	0.456	0.513
Redemptions	(0.285)	(0.262)	(0.242)	(0.289)	(0.306)	(0.277)	(0.311)	(0.327)	(0.318)	(0.435)	(0.361)	(0.418)
Net Money Market	(0.030)	0.005	(0.031)	(0.003)	(0.002)	(0.009)	(0.035)	0.001	(0.006)	(0.008)	(0.014)	(0.036)
Transfers	(0.002)	0.388	(0.027)	(0.041)	0.021	0.134	0.092	0.062	(0.055)	(0.086)	(0.088)	(0.035)

Net Flows(1)	(0.114)	0.338	(0.083)	(0.041)	(0.015)	0.174	0.074	0.159	0.090	(0.087)	(0.008)	0.024
Market	0.131	0.101	(0.002)	0.009	0.096	0.174	0.043	0.117	0.193	(0.020)	0.111	0.103

Balance at End-of-Qtr(1)	6.764	7.203	7.118	7.086	7.167	7.514	7.631	7.907	8.190	8.083	8.186	8.313

Retail Equity - Bal-Beg-of-Qtr	18.255	19.756	15.873	17.990	18.255	16.613	13.705	14.917	14.286	16.906	17.961	20.887
Fund Sales	0.681	0.638	0.580	0.908	1.084	1.140	1.345	0.717	0.813	1.051	1.210	1.938
Redemptions	(0.666)	(0.653)	(0.607)	(0.791)	(0.881)	(1.137)	(0.881)	(0.803)	(0.612)	(0.706)	(0.710)	(0.992)
Net Money Market
Transfers	(0.047)	(0.441)	0.019	0.014	(0.022)	(0.128)	(0.036)	(0.059)	0.011	0.112	0.092	(0.002)

Net Flows(1)	(0.032)	(0.456)	(0.008)	0.130	0.182	(0.126)	0.428	(0.145)	0.213	0.457	0.592	0.944
Market	1.532	(3.427)	2.125	0.134	(1.824)	(2.782)	0.784	(0.486)	2.408	0.598	2.334	0.715

Balance at End-of-Qtr(1)	19.756	15.873	17.990	18.255	16.613	13.705	14.917	14.286	16.906	17.961	20.887	22.546

Total Retail - Bal-Beg-of-Qtr	25.003	26.520	23.076	25.108	25.340	23.779	21.219	22.547	22.193	25.096	26.044	29.073
Retail Sales-Annuities	0.403	0.434	0.323	0.589	0.601	0.756	0.806	0.488	0.528	0.573	0.562	0.753
Retail Sales-Mutual Funds	0.355	0.336	0.348	0.452	0.562	0.416	0.399	0.450	0.558	0.644	0.663	0.905
Retail Sales-Managed Acct. & Other	0.127	0.074	0.127	0.159	0.194	0.293	0.469	0.202	0.196	0.277	0.441	0.793

Total Retail Sales	0.885	0.845	0.798	1.200	1.356	1.465	1.673	1.141	1.282	1.494	1.666	2.451
Redemptions	(0.951)	(0.915)	(0.850)	(1.081)	(1.186)	(1.414)	(1.192)	(1.130)	(0.930)	(1.141)	(1.071)	(1.409)
Net Money Market	(0.030)	0.005	(0.031)	(0.003)	(0.002)	(0.009)	(0.035)	0.001	(0.006)	(0.008)	(0.014)	(0.036)
Transfers	(0.049)	(0.053)	(0.009)	(0.027)	(0.001)	0.006	0.056	0.003	(0.044)	0.025	0.004	(0.037)

Net Flows(1)	(0.146)	(0.118)	(0.091)	0.089	0.167	0.048	0.502	0.014	0.302	0.370	0.584	0.969
Market	1.663	(3.326)	2.123	0.143	(1.728)	(2.608)	0.826	(0.369)	2.601	0.578	2.444	0.818

Balance at End-of-Qtr(1)	26.520	23.076	25.108	25.340	23.779	21.219	22.547	22.193	25.096	26.044	29.073	30.859

Institutional Fixed - Bal-Beg-of-Qtr	5.890	5.809	5.640	5.489	6.018	6.844	7.207	7.237	7.605	7.753	8.077	8.399
Inflows	0.233	0.020	0.080	0.804	0.663	0.530	0.283	0.592	0.126	0.556	0.663	0.806
Withdrawals/Terminations	(0.112)	(0.493)	(0.192)	(0.239)	(0.161)	(0.308)	(0.438)	(0.308)	(0.188)	(0.226)	(0.503)	(0.218)
Transfers	0.010	0.001	0.002	(0.001)	0.000	0.007	(0.002)	0.002	0.003	(0.000)	(0.000)	0.005

Net Flows	0.131	(0.472)	(0.109)	0.565	0.503	0.229	(0.157)	0.286	(0.059)	0.330	0.160	0.593
Market	(0.212)	0.302	(0.041)	(0.036)	0.323	0.134	0.187	0.083	0.207	(0.006)	0.163	0.036

Balance at End-of-Qtr	5.809	5.640	5.489	6.018	6.844	7.207	7.237	7.605	7.753	8.077	8.399	9.028

Institutional Equity - Bal-Beg-of-Qtr	17.313	18.407	16.242	17.815	18.644	18.120	14.937	16.711	15.920	19.607	21.008	25.322
Inflows	0.823	0.863	0.615	0.672	0.569	0.631	1.040	0.494	0.727	1.386	1.315	1.817
Withdrawals/Terminations	(0.501)	(0.555)	(0.624)	(0.512)	(0.635)	(0.523)	(0.322)	(0.459)	(0.381)	(0.921)	(0.419)	(0.762)
Transfers	(0.008)	0.009	0.016	0.006	0.018	0.011	0.010	0.008	0.002	0.003	0.005	0.012

Net Flows	0.313	0.317	0.007	0.167	(0.047)	0.119	0.728	0.044	0.348	0.469	0.901	1.068
Market	0.780	(2.482)	1.567	0.661	(0.476)	(3.302)	1.046	(0.835)	3.339	0.932	3.413	0.798

Balance at End-of-Qtr	18.407	16.242	17.815	18.644	18.120	14.937	16.711	15.920	19.607	21.008	25.322	27.188

Total Institutional - Bal-Beg-of-Qtr	23.203	24.216	21.881	23.305	24.661	24.963	22.143	23.948	23.526	27.360	29.085	33.722
Inflows	1.056	0.883	0.696	1.476	1.232	1.162	1.323	1.086	0.853	1.943	1.978	2.623
Withdrawals/Terminations	(0.613)	(1.048)	(0.816)	(0.751)	(0.796)	(0.831)	(0.760)	(0.767)	(0.568)	(1.147)	(0.922)	(0.980)
Transfers	0.002	0.010	0.018	0.006	0.019	0.017	0.008	0.010	0.005	0.003	0.005	0.017

Net Flows	0.445	(0.155)	(0.103)	0.731	0.455	0.348	0.572	0.330	0.289	0.799	1.061	1.661
Market	0.568	(2.180)	1.526	0.625	(0.153)	(3.168)	1.233	(0.752)	3.546	0.926	3.576	0.834

Balance at End-of-Qtr	24.216	21.881	23.305	24.661	24.963	22.143	23.948	23.526	27.360	29.085	33.722	36.216

Total Retail/Inst - At End-of-Qtr	50.737	44.958	48.412	50.002	48.742	43.362	46.495	45.718	52.456	55.129	62.794	67.075

Insurance Assets-End-of-Qtr	36.018	37.337	38.119	37.171	38.476	40.416	41.104	42.130	43.857	42.984	43.024	44.006

Total Assets Under Management At End-of-Qtr	86.755	82.295	86.531	87.172	87.218	83.778	87.599	87.848	96.313	98.113	105.818	111.081

(1) Retail assets under management include assets under administration, which were 1.082 billion at March 31, 2004.
Net Flows from Assets Under Administration:	0.013	0.007	0.034	0.090	0.061	0.045	0.068	0.068	0.059	0.038	0.031	0.036

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2004	PAGE 28

Lincoln UK

Income Statements

Unaudited [Millions of Dollars]

For the Year Ended December 31	1999	2000	2001	2002	2003
Revenue
Premiums	145.1	148.4	46.1	50.6	62.2
Mortality assessments	27.1	31.4	33.9	32.4	35.7
Expense assessments	182.3	178.1	134.8	105.3	93.9
Other revenue and fees	13.8	2.6	(1.4)	24.9	18.6
Net investment income	75.3	70.3	64.8	62.1	64.1
Realized gains (losses) on investments	3.0	3.2	12.4	1.9	(1.1)

Total Revenue	446.6	433.8	290.7	277.2	273.5

Benefits and Expenses
Benefits paid or provided:
Benefits	306.2	178.5	83.4	84.2	98.6
Underwriting, acquisition, insurance and other expenses:
Commissions	54.5	37.7	10.8	6.1	3.8
Operating and administrative expenses	153.0	142.5	82.5	77.0	78.3
Restructuring charges	10.0	99.4		(1.7)

Subtotal	217.4	279.5	93.2	81.4	82.1
Deferral of acquisition costs			(4.2)	(3.4)	(3.5)
DAC amortization			35.9	50.0	42.4

DAC deferral net of amortization	(12.4)	(7.2)	31.7	46.5	39.1
PVIF amortization	28.4	4.7	22.5	30.8	(10.7)
Total underwriting, acquisition, insurance and other expenses	233.5	277.0	147.4	158.7	110.4
Goodwill amortization	7.0	4.0	0.6

Total Benefits and Expenses	546.7	459.6	231.5	242.9	209.0

Federal income taxes	(81.8)	(10.6)	(7.6)	(3.4)	21.6

Net Income	(18.2)	(15.1)	66.8	37.7	42.9

Less:
Realized gains (losses) on investments	2.1	2.3	8.7	1.3	(0.7)
Restructuring charges	(6.5)	(76.5)		1.7

Income from Operations	(13.9)	59.2	58.1	34.6	43.6

Effective tax rate on Income from Operations	85.1%	15.9%	(24.2)%	(12.8)%	33.4%

Revenue	446.6	433.8	290.7	277.2	273.5
Less:
Realized gains (losses) on investments	3.0	3.2	12.4	1.9	(1.1)

Operating Revenue	443.6	430.6	278.2	275.4	274.5

Average capital	520.4	494.0	593.8	549.9	478.9
Net Income return on average capital	(3.5)%	(3.1)%	11.3%	6.9%	9.0%
Income from operations return on average capital	(2.7)%	12.0%	9.8%	6.3%	9.1%

Roll Forward of Deferred Acquisition Costs
Balance at beginning-of-year			635.0	587.3	597.6
Deferral			4.2	3.4	3.5
Amortization			(35.9)	(50.0)	(42.4)
Included in Total Benefits and Expenses			(31.7)	(46.5)	(39.0)
Foreign currency translation adjustment			(16.0)	56.8	62.0

Balance at end-of-year			587.3	597.6	620.7

Roll Forward of Present Value of In-Force
Balance at beginning-of-year			273.6	244.0	237.3
Amortization			(22.5)	(30.8)	10.7
Foreign currency translation adjustment			(7.0)	24.1	26.7

Balance at end-of-year			244.0	237.3	274.7

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2004	PAGE 29

Lincoln UK

Income Statements

Unaudited [Millions of Dollars]

For the Quarter Ended	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004
Revenue
Premiums	12.1	12.1	12.4	14.2	12.7	13.8	16.5	19.3	18.1
Mortality assessments	6.5	8.3	8.7	8.9	9.1	9.2	8.7	8.7	9.6
Expense assessments	25.3	27.8	29.4	22.8	21.6	24.5	23.2	24.6	24.2
Other revenue and fees	(0.2)	12.5	24.5	(11.9)	10.3	(3.9)	2.6	9.6	5.8
Net investment income	14.7	15.3	15.6	16.6	15.2	16.7	16.0	16.2	18.5
Realized gains (losses) on investments	(5.1)	4.5	1.2	1.2	(0.0)		0.3	(1.3)	(0.4)

Total Revenue	53.2	80.5	91.8	51.8	68.9	60.2	67.3	77.1	75.8

Benefits and Expenses
Benefits paid or provided:
Benefits	18.3	19.0	23.8	23.1	18.2	24.3	22.7	33.3	29.0
Underwriting, acquisition, insurance and other expenses:
Commissions	1.3	1.9	1.6	1.3	1.1	0.8	1.0	0.8	0.6
Operating and administrative expenses	17.3	18.9	20.2	20.6	18.3	20.5	19.6	20.0	23.0
Restructuring charges				(1.7)

Subtotal	18.6	20.9	21.8	20.2	19.4	21.3	20.6	20.8	23.5
Deferral of acquisition costs	(0.9)	(1.0)	(0.9)	(0.6)	(0.8)	(0.8)	(0.2)	(1.6)	(1.5)
DAC amortization	6.7	20.9	33.8	(11.5)	18.6	1.9	7.3	14.7	12.5

DAC deferral net of amortization	5.8	19.9	33.0	(12.1)	17.7	1.2	7.1	13.1	11.0
PVIF amortization	0.7	11.7	12.8	5.5	3.0	(5.7)	(0.7)	(7.3)	3.0
Total underwriting, acquisition, insurance and other expenses	25.0	52.5	67.6	13.6	40.1	16.8	27.0	26.6	37.6

Total Benefits and Expenses	43.3	71.5	91.4	36.7	58.3	41.1	49.6	59.9	66.6

Federal income taxes	(0.5)	(0.3)	0.2	(2.8)	3.8	6.6	6.1	5.1	3.2

Net Income	10.3	9.3	0.2	17.9	6.8	12.4	11.5	12.2	5.9

Less:
Realized gains (losses) on investments	(3.6)	3.2	0.9	0.8	(0.0)		0.2	(0.9)	(0.3)
Restructuring charges				1.7

Income from Operations	13.8	6.1	(0.6)	15.3	6.8	12.4	11.3	13.0	6.2

Effective tax rate on Income from Operations	7.2%	(37.0)%	25.4%	(26.1)%	35.5%	34.7%	35.0%	29.5%	35.0%

Revenue	53.2	80.5	91.8	51.8	68.9	60.2	67.3	77.1	75.8
Less:
Realized gains (losses) on investments	(5.1)	4.5	1.2	1.2	(0.0)		0.3	(1.3)	(0.4)

Operating Revenue	58.3	75.9	90.6	50.6	68.9	60.2	67.0	78.4	76.1

Average capital	585.2	544.9	525.3	544.0	532.6	487.9	452.2	443.1	447.9
Net Income return on average capital	7.0%	6.8%	0.2%	13.2%	5.1%	10.2%	10.2%	11.0%	5.3%
Income from operations return on average capital	9.5%	4.5%	(0.5)%	11.3%	5.1%	10.2%	10.0%	11.8%	5.5%

Roll Forward of Deferred Acquisition Costs
Balance at beginning-of-year	587.3	569.4	591.0	571.8	597.6	569.1	595.1	590.9	620.7
Deferral	0.9	1.0	0.9	0.6	0.8	0.8	0.2	1.6	1.5
Amortization	(6.7)	(20.9)	(33.8)	11.5	(18.6)	(1.9)	(7.3)	(14.7)	(12.5)

Included in Total Benefits and Expenses	(5.8)	(19.9)	(33.0)	12.1	(17.7)	(1.1)	(7.1)	(13.1)	(11.0)
Foreign currency translation adjustment	(12.2)	41.6	13.8	13.7	(10.8)	27.2	2.8	42.8	19.9

Balance at end-of-year	569.4	591.0	571.8	597.6	569.1	595.1	590.9	620.7	629.6

Roll Forward of Present Value of In-Force

Balance at beginning-of-year	244.0	238.3	243.9	236.8	237.4	230.1	247.0	249.0	274.7
Amortization	(0.7)	(11.7)	(12.8)	(5.5)	(3.0)	5.7	0.7	7.3	(3.0)
Foreign currency translation adjustment	(5.1)	17.4	5.7	6.1	(4.3)	11.2	1.3	18.4	8.9

Balance at end-of-year	238.3	243.9	236.8	237.4	230.1	247.0	249.0	274.7	280.5

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2004	PAGE 30

Lincoln UK

Operational Data

Unaudited [Billions of Dollars]

For the Year Ended December 31	1999	2000	2001	2002	2003
Unit Linked Assets - Beg-of-Year	6.265	7.220	6.441	5.607	5.079
Deposits	0.537	0.554	0.481	0.453	0.392
Withdrawals (incl. chgs) & Deaths	(0.566)	(0.644)	(0.529)	(0.519)	(0.614)

Net Flows	(0.029)	(0.090)	(0.048)	(0.066)	(0.222)
Inv Inc & Chg in Mkt Val	1.154	(0.154)	(0.617)	(1.004)	0.918
Foreign Currency Adjustment	(0.170)	(0.536)	(0.169)	0.542	0.616

Unit Linked Assets - End-of-Year	7.220	6.441	5.607	5.079	6.390

Individual Life In-force	25.698	24.290	20.878	18.896	20.393
Exchange Rate - Dollars to Pounds
For-the-Period	1.617	1.518	1.441	1.503	1.638
End-of-Period	1.615	1.493	1.456	1.610	1.786

For the Quarter Ended	Jun 2001	Sep 2001	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004

Unit Linked Assets Balance-Beg-of-Quarter	5.677	5.768	5.218	5.607	5.618	5.520	4.825	5.079	4.748	5.468	5.692	6.390
Deposits	0.111	0.128	0.111	0.114	0.115	0.119	0.104	0.094	0.090	0.113	0.095	0.083
Withdrawals (incl. chgs) & Deaths	(0.131)	(0.136)	(0.115)	(0.127)	(0.137)	(0.126)	(0.129)	(0.153)	(0.137)	(0.152)	(0.172)	(0.172)

Net Flows	(0.020)	(0.009)	(0.004)	(0.013)	(0.022)	(0.006)	(0.025)	(0.059)	(0.047)	(0.039)	(0.077)	(0.090)
Inv Inc & Chg in Mkt Val	0.115	(0.768)	0.457	0.141	(0.479)	(0.812)	0.146	(0.184)	0.549	0.205	0.348	0.020
Foreign Currency Adjustment	(0.004)	0.226	(0.063)	(0.117)	0.403	0.123	0.133	(0.087)	0.218	0.059	0.427	0.207

Unit Linked Assets - End-of-Quarter	5.768	5.218	5.607	5.618	5.520	4.825	5.079	4.748	5.468	5.692	6.390	6.528

Individual Life In-force	21.519	21.299	20.878	20.010	20.401	19.815	18.896	18.512	19.138	19.258	20.393	20.522
Exchange Rate - Dollars to Pounds
For-the-Quarter	1.421	1.442	1.448	1.423	1.464	1.555	1.570	1.605	1.618	1.615	1.714	1.836
End-of-Quarter	1.415	1.474	1.456	1.426	1.532	1.569	1.610	1.580	1.656	1.664	1.786	1.844

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2004	PAGE 31

Other Operations

Unaudited [Millions of Dollars]

For the Year Ended December 31					1999	2000	2001	2002	2003
Revenue					1,966.0	1,946.9	1,827.3	372.4	575.8
Less:
Realized gains (losses) on investments					14.4	(5.0)	8.2	25.6	(7.1)
Gains (losses) on derivatives							(9.7)	0.9	7.6
Gain (loss) on reinsurance derivative/trading account securities									1.9
Amortization of deferred gain-reserve development								(0.8)	3.6
Gain on sale of reinsurance subsidiaries							12.8	(8.3)
Mark-to-market adjustment on reclassification from AFS to trading account securities									285.5

Operating Revenue					1,951.6	1,951.9	1,815.9	355.0	284.2

Operating Revenue by Source:
Lincoln Financial Advisors					317.0	377.5	360.7	318.0	316.9
Lincoln Financial Distributors					107.5	119.9	113.4	127.3	140.9

Total Distribution					424.4	497.4	474.0	445.4	457.8
Reinsurance					1,824.1	1,770.6	1,699.4
Amortization of deferred gain on indemnity reinsurance*							20.4	75.2	72.3
Other [Including Consolidating Adjustments]					(296.9)	(316.0)	(377.9)	(165.6)	(245.8)

Total Operating Revenue					1,951.6	1,951.9	1,815.9	355.0	284.2

Income (Loss)
Net Loss					(76.1)	(18.2)	(6.6)	(247.3)	(113.7)
Less:
Restructuring charges					(3.2)	1.0	(19.5)	1.1	(4.7)
Realized gains (losses) on investments					10.2	(3.2)	5.9	16.7	(4.7)
Gains (losses) on derivatives							(6.3)	0.6	5.0
Net gain (loss) on reinsurance derivative/trading account securities									1.3
Gain on sale of reinsurance subsidiaries							15.0	(9.4)
Reserve development/ amortization of deferred gain								(199.1)	(18.5)
Loss on early retirement of subordinated debt									(3.7)
Mark-to-market adjustment on reclassification from AFS to trading account securities									185.6
Cumulative effect of accounting change							(2.7)		(192.2)

Operating Income (Loss)					(83.1)	(16.0)	1.0	(57.2)	(81.8)

Income (Loss) from Operations by Source:
Lincoln Financial Advisors					(20.8)	(15.4)	(20.1)	(31.4)	(33.2)
Lincoln Financial Distributors					(14.0)	(19.6)	(33.2)	(35.2)	(33.4)

Total Distribution					(34.8)	(35.0)	(53.3)	(66.6)	(66.6)
Reinsurance					40.1	122.5	128.8
Amortization of deferred gain on indemnity reinsurance*							12.9	48.9	47.0
LNC Financing					(83.5)	(84.9)	(77.9)	(43.0)	(56.7)
Other Corporate					(5.0)	(18.6)	(9.5)	3.5	(5.4)

Income (Loss) from Operations					(83.1)	(16.0)	1.0	(57.2)	(81.8)

For the Quarter Ended	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004
Revenue	88.5	88.5	91.8	103.6	73.0	76.1	74.8	351.9	54.7
Less:
Realized gains (losses) on investments	(4.9)	(3.8)	33.2	1.2	0.4	(0.2)	(7.6)	0.3	0.3
Gains (losses) on derivatives	0.1	(0.1)	0.6	0.3	(0.4)	0.2	7.7	0.2	(0.2)
Gain (loss) on reinsurance derivative/trading account securities								1.9	(1.9)
Amort. of deferred gain-reserve development			(1.4)	0.5	(0.2)	(0.2)	3.7	0.3	0.3
Gain on sale of reinsurance subsidiaries				(8.3)
Mark-to-market adjustment on reclassification from AFS to trading account securities								285.5

Operating Revenue	93.3	92.4	59.4	109.8	73.3	76.3	70.9	63.7	56.1

Operating Revenue by Source:
Lincoln Financial Advisors	75.9	78.1	74.4	89.6	69.4	75.3	76.7	95.5	92.0
Lincoln Financial Distributors	29.4	29.3	31.8	36.9	35.4	29.4	32.2	43.9	57.5

Total Distribution	105.3	107.4	106.2	126.5	104.8	104.6	108.9	139.5	149.6
Reinsurance
Amortization of deferred gain on indemnity reinsurance*	24.1	22.1	22.1	6.9	18.4	18.2	18.3	17.4	17.9
Other [Including Consolidating Adjustments]	(36.0)	(37.1)	(68.9)	(23.6)	(49.9)	(46.6)	(56.2)	(93.1)	(111.3)

Total Operating Revenue	93.3	92.4	59.4	109.8	73.3	76.3	70.9	63.7	56.1

Income (Loss)
Net Income (Loss)	(16.8)	(25.8)	(172.1)	(32.6)	(21.7)	(21.6)	(42.4)	(28.1)	(24.8)
Less:
Restructuring charges			1.1	0.0			(2.4)	(2.4)	(3.6)
Realized gains (losses) on investments	(3.3)	(2.4)	21.6	0.8	0.5	(0.4)	(4.9)	0.1	0.2
Gains (losses) on derivatives	0.1	(0.1)	0.4	0.2	(0.5)	0.4	5.0	0.1	(0.1)
Net gain (loss) on reinsurance derivative/trading account securities								1.3	(1.2)
Gain on sale of reinsurance subsidiaries				(9.4)
Reserve development/ amortization of deferred gain		(14.4)	(176.4)	(8.2)	(0.1)	(0.1)	(18.5)	0.2	0.2
Loss on early retirement of subordinated debt							(3.7)
Mark-to-market adjustment on reclassification from AFS to trading account securities								185.6
Cumulative effect—reinsurance embedded derivative acctg.								(192.2)

Income (Loss) from Operations	(13.6)	(8.9)	(18.8)	(15.9)	(21.5)	(21.5)	(18.0)	(20.8)	(20.3)

Income from Operations by Source:
Lincoln Financial Advisors	(10.1)	(8.7)	(8.9)	(3.7)	(10.4)	(7.4)	(7.4)	(8.0)	(8.7)
Lincoln Financial Distributors	(6.6)	(7.6)	(13.1)	(8.0)	(8.1)	(10.7)	(7.5)	(7.1)	(4.6)

Total Distribution	(16.6)	(16.3)	(22.0)	(11.7)	(18.4)	(18.1)	(15.0)	(15.1)	(13.3)
Reinsurance
Amortization of deferred gain on indemnity reinsurance*	15.7	14.4	14.4	4.5	11.9	11.9	11.9	11.3	11.6
LNC Financing	(8.2)	(10.2)	(11.0)	(13.5)	(15.3)	(14.4)	(13.3)	(13.7)	(14.6)
Other Corporate	(4.4)	3.2	(0.2)	4.9	0.3	(0.8)	(1.5)	(3.4)	(4.0)

Income(Loss) from Operations	(13.6)	(8.9)	(18.8)	(15.9)	(21.5)	(21.5)	(18.0)	(20.8)	(20.3)

*	The amortization of deferred gain on sale of reinsurance business represents the amortization of deferred gain recognized on the business sold through indemnity reinsurance to Swiss Re.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2004	PAGE 32

Consolidated Domestic Deposits/Account Balances

Unaudited [Billions of Dollars]

Deposits - For the Year	1999	2000	2001	2002	2003
Lincoln Retirement - Fixed Annuities	2.563	2.074	3.342	3.672	3.125
Lincoln Retirement - Variable Annuities	2.553	3.165	3.067	2.743	3.119
Lincoln Retirement - Life Insurance	0.017	0.014	0.012
Life Insurance Segment - Life Insurance	1.698	1.884	1.934	2.138	2.259
Inv Mgmt - Annuities	1.561	1.782	1.701	2.751	2.151
Inv Mgmt - Mutual Funds(1)	2.151	2.577	1.523	1.829	2.315
Inv Mgmt - Managed Acct. & Other	0.549	0.525	0.469	1.115	1.116
Consolidating Adjustments	(0.499)	(0.765)	(0.608)	(1.576)	(0.864)

Total Gross Retail Deposits	10.593	11.256	11.439	12.671	13.222

Investment Management Segment-Instit.	7.250	3.501	3.826	5.194	5.859
Consolidating Adjustments		(0.152)	(0.207)	(0.232)	(0.150)

Total Gross Deposits	17.843	14.605	15.058	17.634	18.931

Account Balances - End of Year
Lincoln Retirement - Fixed Annuities	16.791	15.394	16.491	18.085	18.868
Lincoln Retirement - Variable Annuities	41.493	39.427	34.638	27.438	35.786
Lincoln Retirement - Life Insurance	0.155	0.160	0.149
Life Insurance Segment - Life Insurance	10.217	10.847	11.377	12.086	13.420
Inv Mgmt - Annuities	15.557	13.527	11.835	9.981	12.691
Inv Mgmt - Mutual Funds(1)	13.633	13.260	11.554	10.296	12.614
Inv Mgmt - Managed Acct. & Other	1.618	1.342	1.719	2.270	3.768
Consolidating Adjustments	(9.175)	(7.757)	(6.676)	(5.123)	(6.553)

Total Retail Account Balances	90.289	86.200	81.088	75.033	90.593

Investment Management Segment-Instit.	30.568	25.225	23.305	23.948	33.722
Consolidating Adjustments	(1.014)	(1.434)	(1.211)	(0.924)	(1.183)

Total Account Balances	119.843	109.991	103.181	98.057	123.132

Deposits - For the Quarter	Jun 2001	Sep 2001	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004

Lincoln Retirement - Fixed Annuities	0.668	0.896	1.218	0.906	0.853	1.091	0.822	0.776	0.778	0.778	0.792	0.817
Lincoln Retirement - Variable Annuities	0.703	0.684	0.793	0.808	0.787	0.603	0.545	0.648	0.584	0.800	1.087	1.407
Lincoln Retirement - Life Insurance	0.004	0.003	0.002
Life Insurance Segment - Life Insurance	0.477	0.434	0.605	0.440	0.577	0.484	0.636	0.486	0.526	0.586	0.661	0.501
Inv Mgmt - Annuities	0.403	0.434	0.323	0.589	0.601	0.756	0.806	0.488	0.528	0.573	0.562	0.753
Inv Mgmt - Mutual Funds(1)	0.355	0.336	0.348	0.452	0.562	0.416	0.399	0.450	0.558	0.644	0.663	0.905
Inv Mgmt - Managed Acct. & Other	0.127	0.074	0.127	0.159	0.194	0.293	0.469	0.202	0.196	0.277	0.441	0.793
Consolidating Adjustments	(0.110)	(0.193)	(0.159)	(0.280)	(0.333)	(0.437)	(0.525)	(0.171)	(0.211)	(0.288)	(0.193)	(0.271)

Total Gross Retail Deposits	2.627	2.669	3.258	3.074	3.240	3.206	3.151	2.880	2.960	3.370	4.012	4.905

Investment Management Segment-Instit.	1.056	0.883	0.696	1.476	1.232	1.162	1.323	1.086	0.853	1.943	1.978	2.623
Consolidating Adjustments	(0.037)	(0.069)	(0.035)	(0.046)	(0.069)	(0.040)	(0.076)	(0.053)	(0.025)	(0.025)	(0.047)	(0.020)

Total Gross Deposits	3.646	3.483	3.918	4.505	4.403	4.328	4.398	3.913	3.788	5.288	5.943	7.509

Account Balances - End of Quarter
Lincoln Retirement - Fixed Annuities	15.551	16.051	16.491	16.534	16.910	17.650	18.085	18.537	18.696	18.868	18.868	18.930
Lincoln Retirement - Variable Annuities	36.961	30.506	34.638	35.150	31.206	25.942	27.438	26.474	30.457	31.709	35.786	37.619
Lincoln Retirement - Life Insurance	0.157	0.134	0.149
Life Insurance Segment - Life Insurance	11.066	10.939	11.377	11.667	11.759	11.726	12.086	12.233	12.663	12.958	13.420	13.606
Inv Mgmt - Annuities	12.532	10.714	11.835	11.920	10.896	9.327	9.981	9.660	11.002	11.392	12.691	13.294
Inv Mgmt - Mutual Funds(1)	12.214	10.727	11.554	11.599	11.036	10.072	10.296	10.241	11.356	11.615	12.614	13.199
Inv Mgmt - Managed Acct. & Other	1.774	1.635	1.719	1.821	1.847	1.820	2.270	2.292	2.737	3.037	3.768	4.366
Consolidating Adjustments	(7.092)	(6.002)	(6.676)	(6.640)	(6.000)	(4.940)	(5.123)	(4.891)	(5.628)	(5.792)	(6.553)	(6.881)

Total Retail Account Balances	83.163	74.705	81.088	82.051	77.654	71.597	75.033	74.546	81.283	83.787	90.593	94.133

Investment Management Segment - Instit.	24.216	21.881	23.305	24.661	24.963	22.143	23.948	23.526	27.360	29.085	33.722	36.216
Consolidating Adjustments	(1.300)	(1.066)	(1.211)	(1.186)	(1.045)	(0.866)	(0.924)	(0.933)	(1.049)	(1.044)	(1.183)	(1.176)

Total Account Balances	106.080	95.520	103.181	105.527	101.573	92.874	98.057	97.140	107.595	111.828	123.132	129.173

Total Domestic Net Flows

Unaudited [Billions of Dollars]

For the Year	1999	2000	2001	2002	2003
Lincoln Retirement	(1.165)	(2.874)	0.105	0.453	1.007
Life Insurance Segment	0.985	1.158	1.163	1.320	1.377
Investment Management Segment-Retail(1)	(2.214)	(1.500)	(0.375)	0.806	1.271
Consolidating Adjustments	1.276	1.022	0.035	(0.082)	0.064

Total Retail Net Flows	(1.118)	(2.194)	0.927	2.496	3.719

Investment Management Segment-Institutional	(2.239)	(5.693)	(0.231)	2.106	2.478
Consolidating Adjustments		0.035	(0.015)	0.005	(0.002)

Total Net Flows	(3.357)	(7.853)	0.681	4.608	6.195

For the Quarter	Jun 2001	Sep 2001	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004

Lincoln Retirement	(0.196)	0.261	0.631	0.088	0.223	0.068	0.074	0.095	0.099	0.277	0.536	0.712
Life Insurance Segment	0.304	0.239	0.383	0.236	0.385	0.297	0.402	0.296	0.324	0.355	0.402	0.248
Investment Management Segment-Retail(1)	(0.146)	(0.118)	(0.091)	0.089	0.167	0.048	0.502	0.014	0.302	0.370	0.584	0.969
Consolidating Adjustments	0.042	(0.002)	(0.169)	0.009	(0.038)	0.133	(0.187)	0.162	(0.003)	(0.038)	(0.058)	(0.096)

Total Retail Net Flows	0.004	0.380	0.754	0.423	0.737	0.545	0.791	0.568	0.723	0.965	1.464	1.832

Investment Management Segment-Instit.	0.445	(0.155)	(0.103)	0.731	0.455	0.348	0.572	0.330	0.289	0.799	1.061	1.661
Consolidating Adjustments	0.018	(0.030)	0.016	0.022	(0.026)	0.008	0.001	(0.030)	0.009	0.035	(0.017)	0.038

Total Net Flows	0.467	0.195	0.667	1.176	1.166	0.901	1.364	0.868	1.021	1.799	2.508	3.530

NOTE: Excludes amounts reported as Assets Under Management - Insurance Assets

(1)	Retail assets under management have been restated to include assets under administration beginning in January of 2000. See details on page 26.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2004	PAGE 33

Consolidated Investment Data - Assets Managed

Unaudited [Billions of Dollars]

For the Year Ended December 31	1999	2000	2001	2002	2003
Assets Managed by Source
LNC’s Investments and Cash
Fixed maturity securities - available for sale	27.689	27.450	28.346	32.767	32.769
Equity securities - available for sale	0.604	0.550	0.470	0.337	0.199
Trading securities					3.120
Other investments	7.286	7.369	7.297	6.895	6.689

Total LNC Investments(1)	35.578	35.369	36.113	40.000	42.778
Separate accounts	53.654	50.580	44.833	36.178	46.565
Cash and invested cash	1.896	1.927	3.095	1.691	1.711
Discontinued operations

Total LNC	91.128	87.876	84.042	77.869	91.054

Non-affiliate assets managed	49.314	41.861	38.421	38.052	49.587

Total Assets Managed	140.443	129.737	122.463	115.921	140.641

Assets Managed by Advisor
Investment Management segment(1)	61.375	53.355	48.412	46.495	62.794
(See page 27 for additional detail)
DLIA-Corp	35.934	35.686	38.119	41.104	43.024
(Assets managed internally-see page 27)
Lincoln (UK)	8.589	7.873	6.847	6.351	7.668
Policy Loans (within business units)	1.892	1.961	1.940	1.946	1.924
Non-LNC Affiliates	32.653	30.862	27.145	20.026	25.231

Total Assets Managed	140.443	129.737	122.463	115.921	140.641

For the Quarter Ended	Jun 2001	Sep 2001	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004

Assets Managed by Source
LNC’s Investments and Cash:
Fixed maturity securities - available for sale	27.874	28.932	28.346	28.841	29.725	32.037	32.767	33.887	35.355	35.384	32.769	33.667
Equity securities - available for sale	0.534	0.478	0.470	0.439	0.419	0.397	0.337	0.249	0.257	0.243	0.199	0.198
Trading securities											3.120	3.191
Other investments	7.388	7.379	7.297	7.084	7.016	6.928	6.895	6.872	6.980	6.796	6.689	6.446

Total LNC Investments(1)	35.796	36.788	36.113	36.363	37.160	39.363	40.000	41.008	42.592	42.423	42.778	43.502
Separate accounts	47.140	39.480	44.833	44.917	40.580	34.069	36.178	34.775	39.943	41.283	46.565	48.558
Cash and invested cash	1.502	1.996	3.095	1.700	2.265	1.600	1.691	1.635	1.946	1.961	1.711	2.256

Total LNC	84.438	78.264	84.042	82.979	80.005	75.031	77.869	77.419	84.480	85.667	91.054	94.315

Non-affiliate assets managed	40.109	35.889	38.421	39.853	39.531	35.650	38.052	37.501	42.917	45.176	49.587	54.977

Total Assets Managed	124.547	114.153	122.463	122.832	119.536	110.682	115.921	114.920	127.397	130.844	140.641	149.292

Assets Managed by Advisor
Investment Management segment(1)	50.737	44.958	48.412	50.002	48.742	43.362	46.495	45.718	52.456	55.129	62.794	67.075
(See page 27 for additional detail)
DLIA-Corp	36.018	37.337	38.119	37.171	38.476	40.416	41.104	42.130	43.857	42.984	43.024	44.006
(Assets managed internally-see page 27)
Lincoln (UK)	7.027	6.474	6.847	6.772	6.753	6.068	6.351	5.962	6.726	6.887	7.668	7.837
Policy Loans (within business units)	1.947	1.943	1.940	1.918	1.906	1.899	1.946	1.929	1.920	1.910	1.924	1.877
Non-LNC Affiliates	28.818	23.442	27.145	26.970	23.659	18.937	20.026	19.181	22.439	23.933	25.231	28.497

Total Assets Managed	124.547	114.153	122.463	122.832	119.536	110.682	115.921	114.920	127.397	130.844	140.641	149.292

(1)	Retail assets under management have been restated to include assets under administration beginning in January of 2000. See details on page 26.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2004	PAGE 34

Consolidated Investment Data

Unaudited [Millions of Dollars]

For the Year Ended December 31	1999	2000	2001	2002	2003
Net Investment Income
Fixed maturity AFS securities	2,232.9	2,148.7	2,121.0	2,117.0	2,113.2
Equity AFS securities	20.1	19.5	17.6	15.4	12.3
Trading securities					46.5
Mortgage loans on real estate	369.2	373.8	374.5	356.8	338.3
Real estate	64.1	51.8	49.5	47.4	43.9
Policy loans	116.5	125.0	125.3	134.5	123.2
Invested cash	110.3	87.2	68.4	37.6	7.8
Other investments	51.8	66.8	69.4	16.3	48.8

Investment revenue	2,964.8	2,872.8	2,825.9	2,725.0	2,734.0
Investment expense	(122.4)	(88.7)	(117.1)	(93.1)	(95.4)

Net Investment Income	2,842.5	2,784.1	2,708.7	2,631.9	2,638.5

Gross-up of Tax Exempt Income	8.1	7.8	7.2	7.5	7.7

Adjusted Net Invest Income	2,850.5	2,791.9	2,715.9	2,639.4	2,646.2

Mean Invested Assets (Amortized Cost)	39,027.5	37,471.3	37,616.9	38,828.5	41,042.8

Ratio of Adjusted Net Invest Inc
Over Mean Invested Assets	7.30%	7.45%	7.22%	6.80%	6.45%

Investment Gains (Losses)

Realized Gains (Losses) on Investments	3.8	(17.5)	(68.7)	(177.2)	(11.0)
Gains(Losses) on Derivatives			(4.9)	0.8	(1.6)

Incr (Decr) in Unreal Gains on Sec
Avail-for-Sale (after DAC/Tax)	(1,018.1)	477.7	183.7	557.6	39.8
Incr (Decr) on Derivatives			21.4	24.4	(6.3)

Securities Available-for-Sale [Billions of Dollars]
Fixed Maturity Sec (Fair Value)	27.689	27.450	28.346	32.767	35.887
Fixed Maturity Sec (Amortized Cost)	28.357	27.373	27.956	31.103	33.743

Equity Securities (Fair Value)	0.604	0.550	0.470	0.337	0.201
Equity Securities (Amortized Cost)	0.481	0.458	0.444	0.334	0.176

% of Fixed Maturity Securities (Based on Fair Value)
Treasuries and AAA	22.8%	22.1%	17.2%	20.1%	22.8%
AA or better	29.8%	29.2%	23.6%	25.8%	29.3%
BB or less	8.0%	6.7%	8.3%	6.6%	6.8%

For the Quarter Ended	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004

Net Investment Income

Fixed maturity AFS securities	522.5	523.8	533.6	537.0	542.3	546.8	536.6	487.5	493.0
Equity AFS securities	3.4	4.3	2.7	5.1	2.8	2.9	3.9	2.7	2.4
Trading securities								46.5	47.5
Mortgage loans on real estate	89.5	90.2	90.8	86.4	81.6	84.3	94.5	77.9	100.4
Real estate	12.3	11.9	10.0	13.2	10.7	10.0	10.0	13.2	7.6
Policy loans	30.2	31.1	31.1	42.0	30.9	30.6	30.9	30.8	29.2
Invested cash	12.4	9.1	7.9	8.2	4.5	(1.7)	3.2	1.7	3.5
Other investments	7.8	9.8	(1.2)	(0.1)	8.2	10.7	8.9	20.9	15.0

Investment revenue	678.1	680.2	675.0	691.7	681.0	683.5	688.2	681.3	698.6
Investment expense	(23.3)	(22.8)	(22.7)	(24.4)	(26.3)	(23.3)	(23.8)	(22.1)	(21.0)

Net Investment Income	654.8	657.4	652.4	667.3	654.6	660.2	664.4	659.2	677.5

Gross-up of Tax Exempt Income	1.5	2.0	1.5	2.6	1.7	1.8	2.3	1.8	1.7

Adjusted Net Invest Income	656.3	659.4	653.9	669.9	656.4	662.0	666.8	661.0	679.3

Mean Invested Assets (Amortized Cost)	38,169.9	38,235.5	39,175.8	39,733.1	40,342.2	40,966.9	41,597.9	41,999.1	42,615.7

Ratio of Adjusted Net Invest Inc
Over Mean Invested Assets	6.88%	6.90%	6.68%	6.74%	6.51%	6.46%	6.41%	6.30%	6.38%

Investment Gains (Losses)

Realized Gains (Losses) on Investments	(67.6)	(52.7)	(23.6)	(33.3)	(58.2)	(1.1)	6.4	42.0	(7.9)
Gains (Losses) on Derivatives	0.1	0.3	0.1	0.2	(1.2)	(0.6)	5.9	(5.7)	(2.5)

Incr (Decr) in Unreal Gains on Sec
Avail-for-Sale (after DAC/Tax)	(163.9)	293.8	491.9	(64.3)	118.7	245.9	(313.4)	(11.4)	244.9
Incr (Decr) on Derivatives	1.2	0.0	4.6	1.0	(3.4)	3.8	(5.6)	(1.1)	6.9

Securities Available-for-Sale and Trading [Billions of Dollars]
Fixed Maturity Sec (Fair Value)	28.841	29.725	32.037	32.767	33.887	35.355	35.384	35.887	36.856
Fixed Maturity Sec (Amortized Cost)	27.801	28.335	30.431	31.103	31.905	32.257	32.896	33.743	34.031

Equity Securities (Fair Value)	0.439	0.419	0.397	0.337	0.249	0.257	0.243	0.201	0.200
Equity Securities (Amortized Cost)	0.398	0.374	0.374	0.334	0.247	0.244	0.223	0.176	0.171

% of Fixed Maturity Securities (Based on Fair Value)
Treasuries and AAA	17.8%	18.2%	20.0%	20.1%	20.3%	19.5%	20.4%	22.8%	23.4%
AA or better	24.7%	25.0%	26.7%	25.8%	25.8%	25.1%	26.4%	29.3%	29.6%
BB or less	7.5%	6.4%	6.6%	6.6%	6.6%	6.6%	6.9%	6.8%	6.9%

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2004	PAGE 35

Common Stock / Debt Information

Unaudited [Dollars per Share, except Percentages]

For the Year Ended December 31		1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003
Common Stock [1]

Highest Price		24.125	22.188	26.875	28.500	39.063	49.438	57.500	56.375	52.750	53.650	41.320
Lowest Price		17.344	17.313	17.313	20.375	24.500	33.500	36.000	22.625	38.000	25.150	24.730
Closing Price		21.750	17.500	26.875	26.250	39.063	40.907	40.000	47.313	48.570	31.580	40.370

Dividend Payout Ratio [2]		52.6%	51.0%	39.7%	38.2%	22.8%	43.9%	50.5%	38.3%	44.9%	273.5%	49.1%
Yield [3]		3.8%	4.9%	3.4%	3.7%	2.7%	2.7%	2.9%	2.6%	2.6%	4.2%	3.5%

Preferred Stock Dividend (Millions)		17.212	17.119	8.644	0.112	0.106	0.100	0.089	0.078	0.071	0.061	0.057

Debt: (End of Period)

Senior Debt Ratings
A.M. Best									a	a	a	a-
Fitch		AA-	AA-	AA-	AA-	AA-	A+	A+	A+	A+	A	A
Moody’s		A2	A1	A2	A2	A2	A2	A2	A3	A3	A3	A3
Standard and Poors		A+	A+	A	A	A	A-	A-	A-	A-	A-	A-
Claims Paying Ratings:
Lincoln Life - A.M. Best		A+	A+	A+	A+	A+	A	A	A	A	A+	A+
Lincoln Life - Fitch		AAA	AAA	AA+	AA+	AA+	AA+	AA+	AA	AA	AA	AA
Lincoln Life - Moody’s		A1	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3
Lincoln Life - Standard & Poors		AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-
First Penn - A.M. Best*		A+	A+	A+	A+	A+	A	A	A	A	A+	A+
First Penn - Fitch						AA+	AA+	AA+	AA	AA	AA	AA
First Penn - Moody’s						A1	A1	A1	A1	A1	A1	A1
First Penn - Standard & Poors*		AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-
LLA of New York - A.M. Best*					A+	A+	A	A	A	A	A+	A+
LLA of New York - Fitch*						AA+	AA+	AA+	AA	AA	AA	AA
LLA of New York - Moody’s					A1	A1	A1	A1	A1	A1	A1	A1
LLA of New York - Standard & Poors*				AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-

Ratios
Debt to Total Capitalization [4]		21.1%	19.9%	22.8%	18.8%	17.0%	21.2%	23.2%	20.8%	21.3%	23.4%	20.7%
Debt to Equity [4]		26.7%	24.9%	29.5%	23.1%	20.5%	26.9%	30.3%	26.3%	27.0%	30.5%	26.1%

For the Quarter Ended	Jun 2001	Sep 2001	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004

Common Stock:
Highest Price	52.300	52.750	49.450	53.650	52.540	42.080	35.950	35.700	37.500	38.640	41.320	48.870
Lowest Price	41.280	41.000	40.000	47.200	40.750	29.120	25.150	24.730	27.870	34.630	35.410	40.060
Closing Price	51.750	46.630	48.570	50.730	42.000	30.550	31.580	28.000	35.630	35.380	40.370	47.320

Yield [3]	2.4%	2.6%	2.6%	2.5%	3.0%	4.2%	4.2%	4.8%	3.8%	3.8%	3.5%	3.0%

Preferred Stock Dividend (Millions)	0.018	0.017	0.017	0.016	0.015	0.015	0.015	0.014	0.016	0.014	0.014	0.013

Debt: (End of Period)

Senior Debt Ratings
A.M. Best	a	a	a	a	a	a	a	a	a	a	a-	a-
Fitch	A+	A+	A+	A+	A+	A	A	A	A	A	A	A
Moody’s	A3	A3	A3	A3	A3	A3	A3	A3	A3	A3	A3	A3
Standard and Poors	A-	A-	A-	A-	A-	A-	A-	A-	A-	A-	A-	A-

Claims Paying Ratings:
Lincoln Life - A.M. Best	A	A	A	A	A+	A+	A+	A+	A+	A+	A+	A+
Lincoln Life - Fitch	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA
Lincoln Life - Moody’s	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3
Lincoln Life - Standard & Poors	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-
First Penn - A.M. Best*	A	A	A	A	A+	A+	A+	A+	A+	A+	A+	A+
First Penn - Fitch	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA
First Penn - Moody’s	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1
First Penn - Standard & Poors*	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-
LLA of New York - A.M. Best*	A	A	A	A	A+	A+	A+	A+	A+	A+	A+	A+
LLA of New York - Fitch*	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA
LLA of New York - Moody’s	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1
LLA of New York - Standard & Poors*	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-
Ratios
Debt to Total Capitalization [4]	21.1%	21.0%	21.3%	22.5%	22.5%	23.0%	23.4%	23.1%	22.3%	21.5%	20.7%	22.8%
Debt to Equity [4]	26.7%	26.6%	27.0%	29.1%	29.0%	29.9%	30.5%	30.0%	28.7%	27.5%	26.1%	29.5%

*	Rating based on affiliation with Lincoln Life
[1]	Stock prices include 2-for-1 splits in June 1993 and June 1999
[2]	Indicated dividend divided by net income
[3]	Indicated dividend divided by the closing price
[4]	Equity used in calculation excludes accumulated other comprehensive income(loss). Junior subordinated debentures issued to affiliated trusts (hybrid securities) are considered 50% debt and 50% equity.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.